GE INSTITUTIONAL FUNDS
           SEMI-ANNUAL REPORT
                                                               [GE LOGO OMITTED]
                                                                  March 31, 1999
[GE LOGO OMITTED]
WE BRING GOOD THINGS TO LIFE.
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
                                                          GE INSTITUTIONAL FUNDS
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UNDERSTANDING YOUR REPORT
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A LETTER FROM THE PRESIDENT ............................................. 1

REVIEW OF PERFORMANCE AND SCHEDULES OF INVESTMENTS
     GE Institutional Funds' Portfolio Managers' Q&A and
     Schedules of Investments

     EQUITY FUNDS

         U.S. EQUITY FUND ............................................... 3

         S&P 500 INDEX FUND ............................................. 8

         MID-CAP GROWTH FUND ............................................14

         MID-CAP VALUE EQUITY FUND ......................................18

         SMALL-CAP VALUE EQUITY FUND ....................................21

         INTERNATIONAL EQUITY FUND ......................................24

         EUROPE EQUITY FUND .............................................29

         EMERGING MARKETS FUND ..........................................33

     INCOME FUNDS

         INCOME FUND ....................................................38

         MONEY MARKET FUND ..............................................45

     NOTES TO PERFORMANCE AND NOTES TO SCHEDULES OF
        INVESTMENTS .....................................................47

FINANCIAL STATEMENTS

     Financial Highlights ...............................................48
     Notes to Financial Highlights ......................................49
     Statements of Assets and Liabilities,
     Operations, and Changes in Net Assets ..............................50

NOTES

     Notes to Financial Statements ......................................56

GE INSTITUTIONAL FUNDS' INVESTMENT TEAM .................................62

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Markets continue their roller-coaster ride. The closely-watched S&P 500 Index, which lost almost 20% of its value during August's global currency crisis, ended 1998 more than 28% ahead, and gained another 5% in the first quarter of 1999. Our strategy of favoring stock picks over sector bets paid off during this period of financial upheaval.


As stock prices rise and fall, the best course is to invest for the long term and diversify to minimize risk.


MARKET REVIEW


In 1998, U.S. equities returned more than 20% for the fourth consecutive year, the first time this has ever happened. In fact, this is the best four year period since 1932-1936 when the market was recovering from the 1929 crash. This bull market shows no signs of letting up as we enter the second quarter of 1999.


An aging American population investing for retirement is one force propelling the stock market higher. The U.S. economy, now in its ninth year of growth, is another. Consumer spending is fueling the economic expansion, spurred by low interest rates, strong job growth and low inflation. Strong economic growth coupled with disinflation is very positive for the stock market.


MARKET OUTLOOK


Looking ahead, we believe the fundamentals that underpin market performance remain sound. We will maintain our overweight position in European stocks. We expect corporate consolidations and the recent adoption of a common currency to create European companies with strong earnings potential. Parts of Asia appear to be improving and some investors have started to put money back in Japan. However, we do not think the Japanese economy has turned around yet. We wait cautiously for signs of change.


We expect the U.S. economy to slow to a more sustainable growth rate in the second half of 1999. Additionally, with less difficult global economic conditions, U.S. corporate profits are poised to resume a modest growth trajectory. Since it is likely that inflation will remain low, we do not believe the U.S. Federal Reserve will alter current interest rate policy.


During periods of volatility, it is critical to maintain a well-diversified portfolio. Although we do not expect equity returns to be what they have been in the past few years, equities are still the best long-term investment if you need growth of capital. Stock selection will be a major factor as the market broadens to embrace value stocks and small- and mid-cap stocks. Fixed income investments can provide modest capital growth as well as current income, and should provide balance to your overall investment portfolio.


As markets rise and fall,  the best advice is still to know your  tolerance  for
risk  and  focus  on  long-term   objectives   rather  than  short-term   market
fluctuations.


YEAR 2000


On a final note, many  shareholders have inquired about the impact the year 2000
(Y2K) problem may have with respect to their financial investments and recordkeeping. The GE Institutional Funds' adviser, GE Investment Management Incorporated (GEIM) has incorporated Y2K readiness capability into its analysis processes for the investment portfolios. In addition, it has been engaged in a multi-year effort to address Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. GEIM also benefits from the Y2K efforts of its parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GEIM like many similar companies, must largely rely on the efforts and affirmations of others; however, it will continue to work closely in partnership with our most critical vendors, State Street Bank and Trust Company, the funds' Custodian and National Financial Data Services, Inc., the funds' Transfer Agent. Although the interaction of

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GEIM believes it is taking the appropriate steps.


Sincerely,

/S/SIGNATURE

Michael J. Cosgrove



Mike Cosgrove is the President of the Investment Services Group of GE Financial Assurance Holdings, Inc., and of GE Investment Distributors, Inc., the funds' distributor, and serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Investments and Assistant Treasurer-GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales in the International Operation and in GE Trading Company. He has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Gene Bolton is responsible for the overall management of the U.S. equity investment process at GE Investments with total U.S. equity assets of over $35 billion. He leads a team of portfolio managers for the U.S. Equity Fund. Gene joined GE in 1964. After completing GE's Financial Management Program, he held a number of financial and strategic planning positions in the U.S. and Europe. Joining GE Investments in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and was named to his present position in 1991. Gene is a Trustee of the GE Pension Trust and GE's employee savings program, as well as Chairman of the Asset Allocation Committee of GE Investments. He also serves as a Trustee of the Investment Management Workshop, sponsored by the Association for Investment Management and Research. Gene is a graduate of Mundelein College with a B.A. in Business Management.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The U.S. Equity Fund posted a return of 26.71% for the six-month period ended March 31, 1999 while the Standard & Poor's 500 Composite Price Index returned 27.32% for the same period.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. The stock market remained quite narrow by historical standards. However, the market did broaden out enough to make winners out of a number of our holdings with good underlying fundamentals that fared poorly last year. Two market sectors that performed well during the period were the Consumer-Cyclical and Financial.

Q.  WHICH INVESTMENTS STAND OUT?
A. In the Retail Trade sector, Wal-Mart Stores; Dayton Hudson and Lowes Cos., the home improvement retailer, benefited from ongoing consumer confidence and low unemployment. Among financial stocks, credit card use and consumer spending drove earnings at Citigroup and American Express, while Morgan Stanley Dean Witter showed post-merger growth thanks to a rising stock market and strong investment banking profits.

    On the downside, the fund was underweighted in the technology sector, which had very strong returns but contains a number of stocks selling at excessive valuation levels. Among the technology stocks we own, those that performed well during the period include bank payment-services provider First Data Corporation; EMC, a maker of computer storage products; and Sun Microsystems, which produces computer workstations. It should be noted that the fund performed well without holding any speculative internet stocks which, in our opinion, are overvalued.

    We believe the Capital Goods sector is being overlooked. The fund's holdings include Emerson Electric, an electrical and electronic products manufacturer; Dover, a diversified manufacturer; and Waste Management.

Q.  PLEASE COMMENT ON ANY CHANGES YOU MADE IN THE PORTFOLIO.
A. Early in 1999, we made some changes to the portfolio's structure. We believe that these changes should generate better returns without altering the fund's basis investment objectives. The fund remains balanced between value and growth stocks. The bulk of the fund's assets moved from utilizing four portfolio managers to the two most senior managers. This resulted in a portfolio that is more concentrated, with holdings declining from 250 companies to approximately 160. We also added a research portfolio component, comprising about 15% of the fund. This component reflects the best ideas of our research analysts, who have been managing a very successful broad research portfolio for the past seven years. The fund uses a more concentrated version of the research portfolio which approximates 60 companies. The goal is to amplify positions that the two portfolio managers already own. This places more emphasis on stock selection, which has been our strength historically, rather than sector allocation. We believe these changes will set the stage for better performance going forward. We will continue to focus on fundamental research and stock selection, with more concentration in fewer stocks that we believe have the best potential to outperform the market over the long term.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The U.S. economy's strong underpinnings are encouraging for the long-term. If the global economy picks up, inflation remains low and earnings gains broaden, we believe that the stock market should perform in line with earnings growth over the next several years. In the short-term, we expect market volatility and smaller gains than in the past few years. We believe the fund is well-positioned for the short-term and the long-term.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                          COMPARISON OF CHANGE IN VALUE
                             OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
      U.S. EQUITY FUND  S&P 500
11/25/97 $10000.00    $10000.00
          10030.00     10052.90
          10298.16     10222.19
  JAN-98  10318.18     10337.91
          11028.74     11080.89
  MAR-98  11529.14     11649.34
          11729.30     11770.03
  MAY-98  11499.12     11565.58
          11819.37     12035.49
  JUL-98  11679.26     11907.80
          10007.93     10188.31
  SEP-98  10628.43     10844.74
          11499.12     11722.19
  NOV-98  12149.63     12432.32
          12743.71     13155.76
  JAN-99  13146.80     13700.41
          12919.41     13274.32
  MAR-99  13467.20     13807.55

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                        SIX      ONE    SINCE
                      MONTHS    YEAR  INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
U.S. Equity Fund      26.71%   16.81%  24.71%        11/25/97
--------------------------------------------------------------------------------
S&P 500               27.32%   18.53%  27.04%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
                    long-term growth of capital by investing
                     primarily in equity securities of U.S.
                                   companies.

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                              AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                                TECHNOLOGY 18.2%
                            FINANCIAL SERVICES 16.5%
                                 CONSUMER 15.1%
                                HEALTHCARE 14.4%
                                 UTILITIES 8.8%
                               CAPITAL GOODS 8.5%
                                  ENERGY 7.0%
                               RETAIL TRADE 5.9%
                               CASH & OTHER 1.7%+
                              TRANSPORTATION 2.1%
                              BASIC MATERIALS 1.8%

+INCLUDES CASH EQUALIZED WITH FUTURES OF 0.2%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Citigroup Inc.                                      3.45%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    2.70%
--------------------------------------------------------------------------------
   Bristol-Myers Squibb Co.                            2.32%
--------------------------------------------------------------------------------
   International Business Machines                     2.00%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  1.92%
--------------------------------------------------------------------------------
   AlliedSignal Inc.                                   1.90%
--------------------------------------------------------------------------------
   Microsoft Corp.                                     1.81%
--------------------------------------------------------------------------------
   Federal National Mortgage Assoc.                    1.79%
--------------------------------------------------------------------------------
   First Data Corp.                                    1.63%
--------------------------------------------------------------------------------
   Dayton Hudson Corp.                                 1.60%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                U.S. EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 1.8%

Air Products & Chemicals Inc.         13,571    $   464,807
Airgas Inc.                            8,565         71,732(a)
Barrick Gold Corp.                    18,632        317,908
Du Pont de Nemours (E.I.)
   & Co.                              14,738        855,725(e)
Great Lakes Chemical Corp.             9,094        334,204
Morton International Inc.              8,085        297,124
Newmont Mining Corp.                  18,075        316,313
Rayonier Inc.                          5,645        226,153
                                                  2,883,966

CAPITAL GOODS -- 8.5%

AlliedSignal Inc.                     62,095      3,054,298(e)
Deere & Co.                            9,871        381,267
Dover Corp.                           53,725      1,766,209
Emerson Electric Co.                  20,106      1,064,361
Gulfstream Aerospace Corp.             3,671        159,230(a)
Hubbell Inc. (Class B)                32,318      1,292,720
Lockheed Martin Corp.                  7,230        272,481
Martin Marietta Materials Inc.        15,767        899,705
Masco Corp.                           12,652        357,419
Molex Inc. (Class A)                  20,021        518,043
Textron Inc.                          18,408      1,424,319
United Technologies Corp.              6,507        881,292
Waste Management Inc.                 37,818      1,678,174
                                                 13,749,518
[ICON OMITTED]
CONSUMER - CYCLICAL -- 8.7%

AT&T Corp. - Liberty Media
   Group (Class A)                    18,075        951,205(a)
Carnival Corp. (Class A)               9,454        459,110
Catalina Marketing Corp.               8,537        733,115(a)
Comcast Corp. (Class A)               24,276      1,527,871
Ford Motor Co.                         6,675        378,806
Gannett Inc.                          23,748      1,496,124
Harman International
   Industries Inc.                     3,616        132,888
Interpublic Group Cos. Inc.           20,911      1,628,444
Knight-Ridder Inc.                    11,401        570,050
McDonald's Corp.                      24,860      1,126,469
MediaOne Group, Inc.                   1,390         88,265(a)
NTL Inc.                              18,636      1,516,505(a)
Stanley Works                          3,532         90,508
Time Warner Inc.                       8,704        618,528
Walt Disney Co.                       31,025        965,653
Xerox Corp.                           31,756      1,694,976
                                                 13,978,517

CONSUMER - STABLE -- 6.4%

Anheuser Busch Cos. Inc.              18,228      1,388,746
Avon Products Inc.                    21,050        990,666
Bestfoods                              7,509        352,923
Coca-Cola Co.                            834         51,187
Colgate-Palmolive Co.                  1,780        163,760


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Conagra Inc.                           8,342   $    213,242
General Mills Inc.                     5,645        426,550
Gillette Co.                           3,476        206,605
Kimberly Clark Corp.                   1,668         79,960
Nestle S.A. (Regd.)                      197        358,788
Pepsico Inc.                          35,066      1,374,149
Philip Morris Cos. Inc.               32,035      1,127,231
Procter & Gamble Co.                  15,238      1,492,372
Ralston Purina Co.                    28,754        767,372
Sara Lee Corp.                        53,669      1,328,308
                                                 10,321,859

ENERGY -- 7.0%

Anadarko Petroleum Corp.               7,036        265,609
Baker Hughes Inc.                     12,652        307,602
BP Amoco PLC ADR                       3,478        351,015
Burlington Resources Inc.             19,438        776,305
Chevron Corp.                          4,171        368,873
Exxon Corp.                           34,370      2,425,233
Halliburton Co.                       20,578        792,253
Mobil Corp.                           12,541      1,103,608
Nabors Industries Inc.                 6,479        117,837(a)
Royal Dutch Petroleum Co.             24,694      1,284,088
Schlumberger Ltd.                     20,410      1,228,427
Texaco Inc.                            6,674        378,749
Total S.A. ADR                         8,481        517,341
Unocal Corp.                          29,837      1,098,375
USX-Marathon Group                     9,454        259,985
                                                 11,275,300
[ICON OMITTED]
FINANCIAL -- 11.7%

American Express Co.                  21,690      2,548,575
Associates First Capital Corp.
   (Class A)                          28,503      1,282,635
Bank of New York Inc.                  9,594        344,784
BankAmerica Corp.                      7,508        530,252
BankBoston Corp.                       3,893        168,616
Chase Manhattan Corp.                 11,400        926,962
Citigroup Inc.                        87,010      5,557,764
Countrywide Credit Industries          2,530         94,875
Federal National Mortgage Assoc.      41,544      2,876,922
First Union Corp.                      8,899        475,540
Morgan Stanley Dean Witter & Co.      18,576      1,856,439
National City Corp.                   10,984        729,063
State Street Corp.                     7,708        633,501(g)
United States Bancorp.                11,290        384,566
Wells Fargo & Co.                     10,344        362,687
                                                 18,773,181
[ICON OMITTED]
HEALTHCARE -- 14.4%

Abbott Laboratories                   40,432      1,892,723
Allergan Inc.                         10,817        950,544
American Home Products Corp.          17,352      1,132,218
AmeriSource Health
   Corp. (Class A)                     5,223        178,561(a)
Amgen Inc.                             8,342        624,607(a)
Bristol-Myers Squibb Co.              58,062      3,734,112
Cardinal Health Inc.                  33,536      2,213,376
Dentsply International Inc.            7,522        174,887
Eli Lilly & Co.                        1,669        141,656
Henry Schein Inc.                      8,483        214,196(a)

--------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Johnson & Johnson                     24,221  $   2,269,205
Lincare Holdings Inc.                 12,097        340,228(a)
Merck & Co. Inc.                      54,225      4,348,167
Omnicare Inc.                          7,647        145,771
Pfizer Inc.                            8,648      1,199,910
Pharmacia & Upjohn Inc.               16,685      1,040,727
Schering Plough Corp.                 16,685        922,889
Shire Pharmaceuticals
   Group PLC                           3,001         68,460(a)
Sybron International Corp.            17,519        437,975(a)
Warner-Lambert Co.                     3,337        220,868
Watson Pharmaceuticals Inc.           21,829        963,205(a)
                                                 23,214,285

INSURANCE -- 4.8%

American International
   Group Inc.                         12,903      1,556,425
Berkshire Hathaway Inc.
   (Class B)                             812      1,909,012(a)
Chicago Title Corp.                       86          3,128
Hartford Financial Services
   Group Inc.                         11,818        671,410
Lincoln National Corp.                 7,509        742,452
Loews Corp.                           10,011        747,071
Marsh & McLennan Cos. Inc.             7,452        552,845
Provident Cos. Inc.                   14,876        514,152
Reliastar Financial Corp.             17,498        745,852
St. Paul Cos. Inc.                     7,203        223,743
UNUM Corp.                             1,807         85,946
                                                  7,752,036

RETAIL TRADE -- 5.9%

Costco Cos. Inc.                       7,507        687,360(a)
CVS Corp.                              3,156        149,910
Dayton Hudson Corp.                   38,653      2,575,256
Federated Department
   Stores Inc.                        13,626        546,743(a)
Home Depot Inc.                       22,774      1,417,682
Lowes Cos. Inc.                       24,193      1,463,676
Sears Roebuck & Co.                    9,454        427,203
Wal-Mart Stores Inc.                  24,470      2,255,828
                                                  9,523,658
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 10.0%

Analog Devices Inc.                   28,419        845,465(a)
Applied Materials Inc.                10,428        643,277(a)
Cisco Systems Inc.                    28,225      3,092,401(a)
Gateway 2000 Inc.                      7,509        514,836(a)
Hewlett Packard Co.                   11,707        793,881
Intel Corp.                           18,520      2,201,565
International Business Machines       18,131      3,213,720
Northern Telecom Ltd.                 31,143      1,934,759
Pitney Bowes Inc.                     11,596        739,245
Sun Microsystems Inc.                 16,797      2,100,675(a)
                                                 16,079,824

TECHNOLOGY - SOFTWARE & SERVICES -- 7.7%

Automatic Data Processing Inc.        34,954      1,446,222
Computer Sciences Corp.               10,289        567,824
EMC Corp.                             17,520      2,238,180(a)
Equifax Inc.                          46,022      1,582,006
First Data Corp.                      61,455      2,627,201


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Microsoft Corp.                       32,536  $   2,916,039(a)
Reuters Holdings PLC                   7,148        620,983
Unisys Corp.                          14,738        408,058(a)
                                                 12,406,513

TRANSPORTATION -- 2.1%

Burlington Northern
   Santa Fe Corp.                     31,590      1,038,521
Canadian Pacific Ltd.                 16,964        329,738
Continental Airlines Inc.
   (Class B)                          21,495        816,810(a)
Delta Air Lines Inc.                  16,128      1,120,896
Pittston Brinks Group                    834         19,599
                                                  3,325,564

 UTILITIES -- 8.8%

Airtouch Communications Inc.          12,793      1,236,124(a)
American Electric Power Inc.           8,342        331,073
AT&T Corp.                            18,082      1,443,170
Bell Atlantic Corp.                   18,909        977,359
Bellsouth Corp.                        4,171        167,101
CMS Energy Corp.                      19,200        769,200
Duke Energy Corp.                     11,290        616,716
Edison International                  16,685        371,241
El Paso Energy Corp.                   5,562        181,808
Florida Progress Corp.                 8,898        335,899
FPL Group Inc.                         7,647        407,203
Frontier Corp.                         8,759        454,373
GTE Corp.                             22,941      1,387,930
MCI WorldCom Inc.                      9,733        861,979(a)
New Century Energies Inc.             13,625        464,102
Northern States Power Co.              9,399        217,939
Qwest Communications
   International Inc.                  3,199        230,628(a)
SBC Communications Inc.               45,160      2,128,165
Sonat Inc.                             2,781         83,430
Sprint Corp.                           4,728        463,935
Texas Utilities Co.                    9,733        405,744
U.S. WEST Inc.                        13,071        719,722
                                                 14,254,841

TOTAL COMMON STOCK
   (COST $130,761,583)                          157,539,062

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

Microsoft Corp. (Series A), 2.75%
   (Cost $ 757,768)                    8,148        802,578

TOTAL INVESTMENTS IN SECURITIES
   (COST $131,519,351)                          158,341,640

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $ 2,673,873)              2,673,873      2,673,873

OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                          46,852
                                               ------------


NET ASSETS-- 100%                              $161,062,365
                                               ============
-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S. Equity Fund had the following long Futures Contracts open at March 31, 1999:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500        June 1999        1       $323,250     $(5,963)

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE U.S. EQUITY FUND AT MARCH 31, 1999.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
Q&A

JAMES B. MAY LEADS A TEAM OF PORTFOLIO MANAGERS AT STATE STREET GLOBAL ADVISORS, THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SINCE 1994, JAMES HAS BEEN AN INVESTMENT OFFICER AND PORTFOLIO MANAGER IN THE U.S. STRUCTURED PRODUCTS GROUP AT STATE STREET BANK AND TRUST COMPANY WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $489 BILLION. FROM 1991 TO 1993, JAMES SERVED AS AN INVESTMENT SUPPORT ANALYST IN THE U.S. PASSIVE SERVICES GROUP AT STATE STREET. JAMES HOLDS A B.S. IN FINANCE FROM BENTLEY COLLEGE AND AN M.B.A. FROM BOSTON COLLEGE.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The S&P 500 Index Fund posted a return of 27.85% for the six-month period ended March 31, 1999. This compares with a 27.32% return for the S&P 500 Index for the same period.

Q.  WHY DID THE FUND OUT-PERFORM ITS BENCHMARK?
A. The fund out performance is credited to the optimization technique (as further described) used to manage the fund. As a result of this technique, slight misweights of securities to the benchmark will occur. Those misweights cause fund performance to deviate from the benchmark. Portfolio optimization attempts to keep the tracking error to a minimum while creating the most efficient portfolio possible.

Q.  WHICH INVESTMENTS STAND OUT?
A. Although the U.S. equity market is experiencing increased volatility, the S&P 500 continued its upward trend over the past six months. The Dow Jones Industrial Average surpassed the psychologically important 10,000 point milestone, while the S&P 500 also reached all time highs. As has been the history of the current U.S. equity market rally, the strength remained narrow as large market capitalization ("large-cap") growth stocks continued to power returns. Over the past six months the S&P/Barra Growth Index out performed the S&P/Barra Value Index by 12.32%. Large cap growth has performed better than large-cap value for the past five quarters. Large-cap stocks, as represented by the S&P 500 Index, outperformed their mid- and small-cap counterparts. The S&P 500 Index returned 27.32% over the past six months, while the S&P MidCap 400 and Russell 2000 returned 19.04% and 10.00%, respectively.

    The best performing sector was technology. Despite having a dismal February, posting a return of -11.61%, the sector earned a return of 51.80% for the six-month period. Driven by the strength of Microsoft and America Online, the technology sector outperformed the Consumer -- Cyclical sector, the next best performing sector, by 13.79%. The strength of the U.S. equity market received a major test as the crisis in Kosovo came to a head. The market remained unscathed as NATO began taking action.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?
A. We continue to utilize an optimization technique to manage the GE Institutional S&P 500 Index Fund. With this strategy, a portfolio of approximately 350 stocks has been created to represent the characteristics of the underlying benchmark, the S&P 500 Index. This allows a fund of limited asset size to track the index while keeping custody and trading costs to a minimum. This methodology has provided consistent tracking.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Due to the passive investment style of the fund, it will remain fully exposed to the S&P 500 to provide as close tracking as possible.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                         S&P 500 INDEX FUND               S&P 500
11/25/97                    $10000.00                    $10000.00
                             10040.00                     10052.90
                             10212.03                     10222.19
JAN-98                       10332.17                     10337.91
                             11073.05                     11080.89
MAR-98                       11643.72                     11649.34
                             11763.86                     11770.03
MAY-98                       11563.62                     11565.58
                             12044.19                     12035.49
JUL-98                       11914.04                     11907.80
                             10202.02                     10188.31
SEP-98                       10862.80                     10844.74
                             11763.86                     11722.19
NOV-98                       12474.70                     12432.32
                             13198.03                     13155.76
JAN-99                       13736.11                     13700.41
                             13330.01                     13274.32
MAR-99                       13888.39                     13807.55

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                        SIX      ONE    SINCE
                      MONTHS    YEAR  INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
S&P 500 Index Fund    27.85%   19.28%  27.59%        11/25/97
--------------------------------------------------------------------------------
S&P 500               27.32%   18.53%  27.04%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

             A mutual fund designed for investors who seek growth of
           capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock
        Price Index by investing in common stocks comprising that Index.

--------------------------------------------------------------------------------
                                SECTOR ALLOCATION
                              AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE CHART OMITTED]

                                TECHNOLOGY 18.8%
                            FINANCIAL SERVICES 14.9%
                                 CONSUMER 15.9%
                                HEALTHCARE 11.8%
                                UTILITIES 10.3%
                               CAPITAL GOODS 7.7%
                                  ENERGY 5.6%
                               RETAIL TRADE 6.1%
                               CASH & OTHER 6.1%+
                              BASIC MATERIALS 2.8%

+INCLUDES CASH EQUALIZED WITH FUTURES OF 5.0%.


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Microsoft Corp.                                     3.96%
--------------------------------------------------------------------------------
   General Electric Co.                                3.26%
--------------------------------------------------------------------------------
   Wal-Mart Stores Inc.                                1.82%
--------------------------------------------------------------------------------
   Intel Corp.                                         1.75%
--------------------------------------------------------------------------------
   Merck & Co. Inc.                                    1.74%
--------------------------------------------------------------------------------
   Pfizer Inc.                                         1.61%
--------------------------------------------------------------------------------
   Exxon Corp.                                         1.59%
--------------------------------------------------------------------------------
   American Telephone & Telegraph Corp.                1.58%
--------------------------------------------------------------------------------
   International Business Machines                     1.58%
--------------------------------------------------------------------------------
   Cisco Systems Inc.                                  1.53%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 94.8%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.8%

Air Products & Chemicals Inc.            800    $    27,400
Alcan Aluminum Ltd.                      900         23,231
Alcoa Inc.                             1,400         57,662
Barrick Gold Corp.                     1,500         25,594
Champion International Corp.             400         16,425
Dow Chemical Co.                         600         55,913
Du Pont de Nemours (E.I.) & Co.        2,600        150,962
Eastman Chemical Co.                     400         16,825
Fort James Corp.                         700         22,181
Freeport McMoran Copper &
   Gold Inc. (Class B)                 1,500         16,313
Georgia Pacific Corp.                    300         22,275
Hercules Inc.                            400         10,100
International Paper Co.                  800         33,750
Monsanto Co.                           1,400         64,312
Phelps Dodge Corp.                       400         19,700
PPG Industries Inc.                      600         30,750
Praxair Inc.                             500         18,031
Rohm & Haas Co.                          600         20,138
Union Camp Corp.                         400         26,850
Union Carbide Corp.                      500         22,594
Weyerhaeuser Co.                         600         33,300
                                                    714,306

CAPITAL GOODS -- 7.7%

AlliedSignal Inc.                      1,400         68,862
AMP Inc.                                 611         32,803
Boeing Co.                             2,300         78,487
Browning-Ferris Industries Inc.          700         26,994
Case Corp.                               300          7,613
Caterpillar Inc.                         900         41,344
Cooper Industries Inc.                   500         21,313
Corning Inc.                             600         36,000
Danaher Corp.                            300         15,675
Deere & Co.                              700         27,038
Dover Corp.                              800         26,300
Eaton Corp.                              300         21,450
Emerson Electric Co.                   1,100         58,231
Fluor Corp.                              200          5,400
General Electric Co.                   7,600        840,750(e)
Grainger (W.W.) Inc.                     400         17,225
Honeywell Inc.                           400         30,325
Illinois Tool Works Inc.                 700         43,312
Ingersoll Rand Co.                       600         29,775
Lockheed Martin Corp.                  1,000         37,687
Masco Corp.                            1,200         33,900
Minnesota Mining &
   Manufacturing Co.                     900         63,675
Northrop Grumman Corp.                   200         11,975
PACCAR Inc.                              200          8,238
Parker Hannifin Corp.                    500         17,125
Raytheon Co. (Class B)                   800         46,900
Rockwell International Corp.             600         25,463
Sherwin-Williams Co.                     700         19,688
Tenneco Inc.                             600         16,763
Textron Inc.                             500         38,687
Thermo Electron Corp.                    500          6,781(a)

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Tyco International Ltd.                1,452   $    104,181
United Technologies Corp.                600         81,262
Waste Management Inc.                    870         38,606
                                                  1,979,828

CONSUMER - CYCLICAL -- 7.9%

Black & Decker Corp.                     200         11,088
Block H & R Inc.                         200          9,475
Carnival Corp. (Class A)               1,400         67,987
CBS Corp.                              1,800         73,687(a)
Cendant Corp.                          2,061         32,461(a)
Clear Channel
   Communications Inc.                   600         40,238(a)
Comcast Corp. (Class A)                1,000         62,938
Dana Corp.                               400         15,200
Donnelley (R.R.) & Sons Co.              600         19,313
Dow Jones & Co. Inc.                     400         18,875
Dun & Bradstreet Corp.                   900         32,063
Eastman Kodak Co.                        800         51,100
Ford Motor Co.                         2,700        153,225
Fortune Brands Inc.                      700         27,081
Gannett Inc.                             700         44,100
General Motors Corp.                   1,700        147,687
Genuine Parts Co.                        900         25,931
Goodyear Tire & Rubber Co.               500         24,906
Hasbro Inc.                              450         13,022
Hilton Hotels Corp.                      800         11,250
Marriott International Inc.
   (Class A)                             800         26,900
Mattel Inc.                              800         19,900
McDonald's Corp.                       3,200        145,000
McGraw Hill Cos. Inc.                    600         32,700
MediaOne Group Inc.                    1,700        107,950(a)
New York Times Co.                       600         17,100
Newell Rubbermaid Inc.                   815         38,728
Nike Inc. (Class B)                      800         46,150
Omnicom Group Inc.                       300         23,981
Seagram Ltd.                           1,000         50,000
Service Corp. International              800         11,400
Time Warner Inc.                       2,600        184,762
Times Mirror Co.                         400         21,625
Tribune Co.                              400         26,175
Tricon Global Restaurants Inc.           600         42,150(a)
TRW Inc.                                 500         22,750
VF Corp.                                 600         28,313
Viacom Inc. (Class B)                  1,000         83,937(a)
Walt Disney Co.                        4,500        140,062
Xerox Corp.                            1,600         85,400
                                                  2,036,610
[ICON OMITTED]
CONSUMER - STABLE -- 8.0%

Anheuser Busch Cos. Inc.               1,100         83,806
Archer-Daniels Midland Co.             1,470         21,591
Avon Products Inc.                       800         37,650
Bestfoods                                600         28,200
Campbell Soup Co.                      1,100         44,756
Clorox Co.                               300         35,156
Coca-Cola Co.                          5,700        349,837(e)
Colgate-Palmolive Co.                    700         64,400
Conagra Inc.                           1,100         28,119
Crown Cork & Seal Inc.                   400         11,425
General Mills Inc.                       400         30,225
Gillette Co.                           2,600        154,537
Heinz (H.J.) Co.                         800         37,900

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Hershey Foods Corp.                      400   $     22,400
Kellogg Co.                            1,000         33,813
Kimberly Clark Corp.                   1,300         62,319
Owens-Illinois Inc.                      400         10,000(a)
Pepsico Inc.                           3,500        137,156
Philip Morris Cos. Inc.                5,500        193,531(e)
Pioneer Hi-Bred
   International Inc.                    500         18,813
Procter & Gamble Co.                   3,100        303,606
Quaker Oats Co.                          500         31,281
Ralston Purina Co.                       900         24,019
RJR Nabisco Holdings Corp.               700         17,500
Safeway Inc.                           1,100         56,444(a)
Sara Lee Corp.                         2,200         54,450
Sysco Corp.                            1,200         31,575
Unilever N.V.                          1,400         93,013
UST Inc.                                 800         20,900
Wrigley (W.M.) Junior Co.                300         27,131
                                                  2,065,553

ENERGY -- 5.6%

Amerada Hess Corp.                       400         20,125
Anadarko Petroleum Corp.                 400         15,100
Atlantic Richfield Co.                   800         58,400
Baker Hughes Inc.                        770         18,721
Burlington Resources Inc.                600         23,963
Chevron Corp.                          1,600        141,500
Exxon Corp.                            5,800        409,262(e)
Halliburton Co.                        1,200         46,200
Mobil Corp.                            1,900        167,200
Occidental Petroleum Corp.             1,100         19,800
Phillips Petroleum Co.                   700         33,075
Reliant Energy Inc.                    1,100         28,669
Royal Dutch Petroleum Co. ADR          5,100        265,200
Schlumberger Ltd.                      1,100         66,206
Texaco Inc.                            1,400         79,450
Union Pacific Resources
   Group Inc.                          1,000         11,875
Unocal Corp.                             900         33,131
USX-Marathon Group                       800         22,000
                                                  1,459,877
[ICON OMITTED]
FINANCIAL -- 11.9%

American Express Co.                   1,100        129,250
American General Corp.                   600         42,300
Associates First Capital Corp.
   (Class A)                           1,414         63,630
Bank of New York Inc.                  1,800         64,687
Bank One Corp.                         2,764        152,193
BankAmerica Corp.                      4,003        282,712
BankBoston Corp.                         800         34,650
Bankers Trust New York Corp.             300         26,475
BB&T Corp.                               600         21,712
Charles Schwab Corp.                   1,050        100,931
Chase Manhattan Corp.                  1,900        154,494
Citigroup Inc.                         5,208        332,661
Comerica Inc.                            450         28,097
Countrywide Credit Industries            600         22,500
Federal Home Loan
   Mortgage Corp.                      1,700         97,112
Federal National Mortgage Assoc.       2,400        166,200
Fifth Third Bancorp                      600         39,562
First Union Corp.                      2,210        118,097
Firstar Corp.                            500         44,750
Fleet Financial Group Inc.             1,200         45,150


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Franklin Resources Inc.                  600    $    16,875
Household International Inc.           1,206         55,024
Huntington Bancshares Inc.               660         20,419
KeyCorp                                1,000         30,312
Lehman Brothers Holdings Inc.            200         11,950
MBNA Corp.                             1,950         46,556
Mellon Bank Corp.                        600         42,225
Mercantile Bancorp. Inc.                 300         14,250
Merrill Lynch & Co. Inc.                 800         70,750
MGIC Investment Corp.                    400         14,025
Morgan (J.P.) & Co. Inc.                 400         49,350
Morgan Stanley Dean Witter & Co.       1,300        129,919
National City Corp.                      800         53,100
Northern Trust Corp.                     300         26,644
PNC Bank Corp.                           700         38,894
Providian Financial Corp.                300         33,000
Regions Financial Corp.                  500         17,313
Republic of New York Corp.               400         18,450
State Street Corp.                       400         32,875(g)
Summit Bancorp.                          400         15,600
Suntrust Banks Inc.                      500         31,125
Synovus Financial Corp.                  700         14,306
Transamerica Corp.                       400         28,400
United States Bancorp.                 1,600         54,500
Wachovia Corp.                           500         40,594
Washington Mutual Inc.                 1,522         62,212
Wells Fargo & Co.                      3,700        129,731
                                                  3,065,562
[ICON OMITTED]
HEALTHCARE -- 11.8%

Abbott Laboratories                    3,600        168,525
Aetna Inc.                               400         33,200
Allergan Inc.                            200         17,575
Alza Corp.                               200          7,650(a)
American Home Products Corp.           3,000        195,750
Amgen Inc.                             1,400        104,825(a)
Baxter International Inc.                700         46,200
Becton Dickinson & Co.                 1,000         38,313
Boston Scientific Corp.                1,000         40,563(a)
Bristol-Myers Squibb Co.               4,600        295,837
Cardinal Health Inc.                     450         29,700
Columbia/HCA
   Healthcare Corp.                    1,600         30,300
Eli Lilly & Co.                        2,600        220,675(e)
Guidant Corp.                          1,000         60,500
Healthsouth Corp.                      1,100         11,413(a)
IMS Health Inc.                        1,000         33,125
Johnson & Johnson                      3,100        290,431(e)
McKesson HBOC Inc.                       444         29,304
Medtronic Inc.                         1,200         86,100
Merck & Co. Inc.                       5,600        449,050
Pfizer Inc.                            3,000        416,250
Pharmacia & Upjohn Inc.                1,300         81,087
Schering Plough Corp.                  3,400        188,062
Tenet Healthcare Corp.                   900         17,044(a)
United Healthcare Corp.                  500         26,313
Warner-Lambert Co.                     1,900        125,756
                                                  3,043,548

INSURANCE -- 3.0%

Allstate Corp.                         2,000         74,125
American International
   Group Inc.                          2,913        351,381
Aon Corp.                                400         25,300
Chubb Corp.                              400         23,425
CIGNA Corp.                              600         50,287

---------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Cincinnati Financial Corp.               400    $    14,575
Conseco Inc.                             774         23,897
Hartford Financial Services
   Group Inc.                            800         45,450
Lincoln National Corp.                   300         29,662
Loews Corp.                              300         22,388
Marsh & McLennan Cos. Inc.               600         44,512
Progressive Corp.                        200         28,700
St. Paul Cos. Inc.                       600         18,638
Torchmark Corp.                          300          9,488
UNUM Corp.                               400         19,025
                                                    780,853

RETAIL TRADE -- 6.1%

Albertsons Inc.                          800         43,450
American Stores Co.                      600         19,800
Autozone Inc.                            300          9,113(a)
Circuit City Stores Inc.                 200         15,325
Consolidated Stores Corp.                200          6,063(a)
Costco Cos. Inc.                         600         54,937(a)
CVS Corp.                              1,000         47,500
Dayton Hudson Corp.                    1,200         79,950
Dollar General Corp.                     375         12,750
Federated Department
   Stores Inc.                           600         24,075(a)
Gap Inc.                               1,575        106,017
Home Depot Inc.                        3,400        211,650
J.C. Penney Co. Inc.                     600         24,300
K Mart Corp.                           1,600         26,900(a)
Kohl's Corp.                             300         21,263(a)
Kroger Co.                               700         41,912(a)
Limited Inc.                             900         35,662
Lowes Cos. Inc.                        1,000         60,500
May Department Stores Co.                900         35,213
Rite Aid Corp.                           800         20,000
Sears Roebuck & Co.                    1,000         45,187
Tandy Corp.                              200         12,763
TJX Cos. Inc.                          1,000         34,000
Toys `R Us Inc.                          800         15,050(a)
Wal-Mart Stores Inc.                   5,100        470,156
Walgreen Co.                           2,600         73,450
Winn Dixie Stores Inc.                   600         22,425
                                                  1,569,411
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 11.3%

3Com Corp.                               900         20,981(a)
Advanced Micro Devices Inc.              300          4,650(a)
Apple Computer                           300         10,781(a)
Applied Materials Inc.                 1,000         61,688(a)
Ascend Communications Inc.               400         33,475(a)
Cabletron Systems Inc.                   400          3,275(a)
Cisco Systems Inc.                     3,600        394,425(a)
Compaq Computer Corp.                  4,072        129,031
Dell Computer Corp.                    6,400        261,600(a)
Gateway 2000 Inc.                        300         20,569(a)
General Instrument Corp.                 300          9,094(a)
Hewlett Packard Co.                    2,400        162,750
Ikon Office Solutions Inc.               300          3,844
Intel Corp.                            3,800        451,725(e)
International Business Machines        2,300        407,675
LSI Logic Corp.                          300          9,356(a)
Lucent Technologies Inc.               3,200        344,800(e)
Micron Technology Inc.                   500         24,125(a)
Motorola Inc.                          1,400        102,550
National Semiconductor Corp.             500          4,656(a)

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Northern Telecom Ltd.                  1,820   $    113,068
Pitney Bowes Inc.                        800         51,000
Seagate Technology                       800         23,650(a)
Sun Microsystems Inc.                  1,000        125,062(a)
Tellabs Inc.                             500         48,875(a)
Texas Instruments Inc.                 1,000         99,250
                                                  2,921,955

TECHNOLOGY - SOFTWARE & SERVICES -- 7.5%

America Online, Inc.                   2,200        321,200(a)
Automatic Data Processing Inc.         1,600         66,200
Ceridian Corp.                           200          7,313(a)
Computer Associates
   International Inc.                  1,350         48,009
Computer Sciences Corp.                  600         33,112
Compuware Corp.                          800         19,100(a)
Electronic Data Systems Corp.          1,200         58,425
EMC Corp.                              1,300        166,075(a)
First Data Corp.                       1,200         51,300
Microsoft Corp.                       11,400      1,021,725(a,e)
Novell Inc.                              800         20,150(a)
Oracle Systems Corp.                   3,450         90,994(a)
Parametric Technology Corp.              800         15,800(a)
Unisys Corp.                             500         13,844(a)
                                                  1,933,247

TRANSPORTATION -- 0.9%

AMR Corp.                                600         35,137(a)
Burlington Northern
   Santa Fe Corp.                      1,200         39,450
CSX Corp.                                600         23,363
Delta Air Lines Inc.                     800         55,600
FDX Corp.                                300         27,844(a)
Norfolk Southern Corp.                 1,000         26,375
U.S. Airways Group Inc.                  100          4,881(a)
Union Pacific Corp. N.V.                 600         32,063
                                                    244,713
[ICON OMITTED]
UTILITIES -- 10.3%

Airtouch Communications Inc.           1,400        135,275(a)
Alltel Corp.                             700         43,662
American Electric Power Inc.             500         19,844
American Telephone &
   Telegraph Corp.                     5,108        407,682
Ameritech Corp.                        2,600        150,475
Bell Atlantic Corp.                    3,600        186,075
Bellsouth Corp.                        4,600        184,287
Central & South West Corp.             1,000         23,438
Coastal Corp.                            800         26,400
Consolidated Edison Inc.                 700         31,719
Consolidated Natural Gas Co.             400         19,475
Dominion Resources Inc.                  500         18,469
Duke Energy Corp.                        800         43,700
Edison International                   1,000         22,250
Enron Corp.                              700         44,975
Entergy Corp.                          1,000         27,500
FirstEnergy Corp.                        500         13,969
FPL Group Inc.                           400         21,300
Frontier Corp.                           800         41,500
GPU Inc.                                 700         26,119
GTE Corp.                              2,200        133,100
MCI WorldCom Inc.                      4,014        355,490(a)
Nextel Communications Inc.               600         21,975(a)
Pacificorp                               700         12,075

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Peco Energy Co.                        1,100  $      50,875
PG&E Corp.                             1,100         34,169
Public Service EnterpriseGroup           500         19,094
SBC Communications Inc.                4,200        197,925
Southern Co.                           1,500         34,969
Sprint Corp.                           1,100        107,937
Sprint Corp.                             550         24,372(a)
Texas Utilities Co.                      700         29,181
U.S. WEST Inc.                         1,246         68,608
Unicom Corp.                           1,000         36,562
Williams Cos. Inc.                     1,000         39,500
                                                  2,653,946

TOTAL INVESTMENTS IN SECURITIES
   (COST $18,116,559)                            24,469,409

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund       911,928        911,928
Money Market Obligations Trust       335,383        335,383



                                     PRINCIPAL
                                      AMOUNT           VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT

United States Treasury Bill
   4.544%    06/17/99                 85,000         84,195

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,331,506)                              1,331,506


OTHER ASSETS AND LIABILITIES,
   NET 0.0%                                           2,065
                                                -----------


NET ASSETS-- 100%                               $25,802,980
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The S&P 500 Index Fund had the following long Futures Contracts open at March 31, 1999:

                             NUMBER
              EXPIRATION       OF      UNDERLYING   UNREALIZED
DESCRIPTION      DATE       CONTRACTS  FACE VALUE      LOSS
--------------------------------------------------------------------------------
S&P 500        June 1999        4      $1,293,300    $(23,500)


---------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE S&P 500 INDEX FUND AT MARCH 31, 1999.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------

Q&A

RALPH (CHIP) E. WHITMAN IS THE PORTFOLIO MANAGER OF THE MID-CAP GROWTH FUND EFFECTIVE DECEMBER 1998. HE IS CURRENTLY A SENIOR VICE PRESIDENT OF GE INVESTMENTS. CHIP HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE AND HAS HELD POSITIONS WITH GE INVESTMENTS SINCE 1987. CHIP IS A CHARTERED FINANCIAL ANALYST. HE HOLDS A B.A. IN MATHEMATICS FROM HAMILTON COLLEGE AND A M.S. IN MANAGEMENT FROM THE SLOAN SCHOOL AT MIT.

BETWEEN OCTOBER 1997 AND NOVEMBER 1998, ELAINE G. HARRIS WAS THE PORTFOLIO MANAGER OF THE FUND.

Q. HOW DID THE MID-CAP GROWTH FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Mid-Cap Growth Fund returned 19.39% for the six-month period ended March 31, 1999. For the same period, the Standard & Poor's MidCap 400 Index posted a 19.04% return.

Q.  WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. Strong stock performance during the first quarter of 1999 helped the fund perform in line with its benchmark during the six-month period. The fund benefited from good results in the telecommunications sector and a rebound in selected Basic Materials stocks. Several companies in the portfolio were involved in merger transactions. On the downside, underweighting in market-leading technology stocks hurt performance. Despite strong prospects for these stocks, we believe many of their valuations are excessive.

Q.  WHICH INVESTMENTS STAND OUT?
A. In telecommunications, Qwest Communications International gained 130%. The company is rolling out a broad-band fiber-optic data network based on Internet protocols. AirTouch Communications, a wireless communications company that has agreed to be acquired by United Kingdom-based Vodaphone, advanced 70%. In Basic Materials, Morton International, the specialty chemical company being acquired by Rohm & Haas, appreciated 68%. Returns for packaging manufacturer Sealed Air, up 54%, show that its recent merger with Cryovac should be a long-term win for both companies.

Q.  WHAT CHANGES HAVE YOU MADE TO THE FUND?
A. In December, we changed the fund's composition to sharpen its focus. We reduced by more than half the number of stocks in the portfolio and trimmed our cash position. The fund's investment strategy remains the same. We seek out companies with strong earnings growth, reasonable valuations and high-quality management. New additions to the portfolio must be reasonably priced in relation to their growth rates. Given the uncertainty of the current economic environment, we are overweight in the sectors where valuations discount potential negative events, yet are poised to benefit from a stronger than expected climate. These sectors include Capital Goods, Financial, Retail Trade and Healthcare.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We believe the fund is well-positioned to take advantage of the expected rotation into stocks in fields outside technology, telecommunications and the internet. Technology stocks produced astounding returns over the last few years but they trade at exceptionally high valuations. While the portfolio contains technology stocks, recent additions have been in capital goods, specialty chemicals, financial companies and healthcare. By investing more money in fewer stocks and choosing the highest quality stocks in each sector, the fund has performed well so far in 1999.

                                                             MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE GRAPH OMITTED]
                       MID-CAP GROWTH FUND     S&P 400 MID CAP
11/25/97                    $10000.00               $10000.00
                             10020.00                10049.00
                             10136.02                10446.94
JAN-98                        9975.93                10243.23
                             10876.46                11087.27
MAR-98                       11276.70                11591.74
                             11306.72                11800.39
MAY-98                       10776.40                11270.55
                             10856.45                11353.95
JUL-98                       10396.18                10915.01
                              8465.03                 8901.19
SEP-98                        8875.28                 9743.19
                              9385.58                10566.80
NOV-98                        9875.87                11100.42
                             10605.93                12395.84
JAN-99                       10525.43                11902.48
                             10102.81                11272.84
MAR-99                       10595.87                11598.63

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                          SIX      ONE    SINCE
                        MONTHS    YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund     19.39%   (6.04)%  4.39%       11/25/97
--------------------------------------------------------------------------------
S&P MidCap 400          19.04%    0.06%  11.63%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
          long-term growth of capital by investing primarily in equity securities of companies with medium-sized market
        capitalization that have the potential for above-average growth.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------


                              [PIE CHART OMITTED]

                            FINANCIAL SERVICES 20.7%
                              CAPITAL GOODS 15.1%
                                 CONSUMER 12.5%
                                TECHNOLOGY 11.9%
                                HEALTHCARE 11.6%
                               RETAIL TRADE 8.8%
                               CASH & OTHER 6.4%
                                 UTILITIES 5.9%
                                  ENERGY 3.6%
                              BASIC MATERIALS 3.5%

--------------------------------------------------------------------------------
                   TOP TEN LARGEST HOLDINGS AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Nokia Corp. ADR                                     3.13%
--------------------------------------------------------------------------------
   Airtouch Communications Inc.                        2.76%
--------------------------------------------------------------------------------
   Dial Corp.                                          2.50%
--------------------------------------------------------------------------------
   Martin Marietta Materials Inc.                      2.38%
--------------------------------------------------------------------------------
   Bank of New York Inc.                               2.24%
--------------------------------------------------------------------------------
   Analog Devices Inc.                                 2.16%
--------------------------------------------------------------------------------
   Viad Corp.                                          2.15%
--------------------------------------------------------------------------------
   Costco Cos. Inc.                                    2.12%
--------------------------------------------------------------------------------
   Masco Corp.                                         2.05%
--------------------------------------------------------------------------------
   Firstar Corp.                                       1.94%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                               MID-CAP GROWTH FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 93.6%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 3.5%

Crompton & Knowles Corp.              12,195    $   192,072
Morton International Inc.              4,695        172,541
Sealed Air Corp.                       3,659        179,977(a)
                                                    544,590
[ICON OMITTED]

CAPITAL GOODS -- 15.1%

Allied Waste Industries Inc.           3,260         47,066(a)
AlliedSignal Inc.                      3,963        194,930
Dover Corp.                            5,000        164,375
Gerber Scientific Inc.                 2,591         52,306
Hubbell Inc. (Class B)                 3,476        139,040
Martin Marietta Materials Inc.         6,585        375,756
Masco Corp.                           11,463        323,830
Mettler-Toledo International Inc.      8,171        202,232(a)
Molex Inc. (Class A)                   5,183        134,110
Textron Inc.                           3,293        254,796
Thermo Electron Corp.                  3,902         52,921(a)
Tyco International Ltd.                4,085        293,099
U.S. Filter Corp.                      4,573        140,048(a)
                                                  2,374,509
[ICON OMITTED]

CONSUMER - CYCLICAL -- 12.5%

Dial Corp.                            11,463        394,041
Interpublic Group Cos. Inc.            3,354        261,193
ITT Industries Inc.                    6,585        232,944
Jacor Communications Inc.              3,415        259,540(a)
Jones Apparel Group Inc.               6,280        175,447(a)
Service Corp. International            6,975         99,398
U.S. Industries Inc.                  13,110        215,496
Viad Corp.                            12,195        339,173
                                                  1,977,232

ENERGY -- 3.6%

BJ Services Co.                        4,146         97,172(a)
Nabors Industries Inc.                 4,207         76,515(a)
Schlumberger Ltd.                      2,012        121,097
Tosco Corp.                            6,585        163,390
USX-Marathon Group                     4,146        114,015
                                                    572,189
[ICON OMITTED]
FINANCIAL -- 12.9%

Bank of New York Inc.                  9,817        352,798
CIT Group Inc. (Class A)               6,585        201,254
Comdisco Inc.                         15,244        272,486
FINOVA Group Inc.                      5,488        284,690
First American Corp.                   3,476        128,178
Firstar Corp.                          3,415        305,642
GATX Corp.                             5,122        168,706
SouthTrust Corp.                       3,049        113,766
Waddell & Reed Financial
   Inc. (Class A)                      9,817        201,249
                                                  2,028,769

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
[ICON OMITTED]
HEALTHCARE -- 11.6%

Allergan Inc.                          1,829  $     160,723
Cardinal Health Inc.                   3,537        233,442
Covance Inc.                           7,805        195,613(a)
HCR Manor Care Inc.                   10,671        243,432(a)
Henry Schein Inc.                      9,146        230,937(a,e)
McKesson HBOC Inc.                     3,293        217,338
Sybron International Corp.             9,146        228,650(a,e)
Tenet Healthcare Corp.                 8,171        154,738(a,e)
Watson Pharmaceuticals Inc.            3,658        161,409(a)
                                                  1,826,282

INSURANCE -- 7.8%

American Bankers Insurance
   Group Inc.                          4,574        237,848
American International
   Group Inc.                          2,439        294,205(e)
Equitable Cos. Inc.                    3,963        277,410
Hartford Financial Services
   Group Inc.                          3,780        214,751
Provident Cos. Inc.                    6,098        210,762(e)
                                                  1,234,976
[ICON OMITTED]
RETAIL TRADE -- 8.8%

Costco Cos. Inc.                       3,658        334,936(a)
Federated Department
   Stores Inc.                         6,097        244,642(a)
Kroger Co.                             4,939        295,723(a)
Office Depot Inc.                      8,171        300,795(a)
Zale Corp.                             5,976        204,304(a)
                                                  1,380,400

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 8.1%

ADC Telecommunications Inc.            5,244        250,073(a)
Analog Devices Inc.                   11,463        341,024(a)
Nokia Corp. ADR                        3,171        493,883
Northern Telecom Ltd.                  3,171        196,999
                                                  1,281,979

TECHNOLOGY - SOFTWARE & SERVICES -- 3.8%

Cadence Design Systems Inc.            6,158        158,569(a)
Compuware Corp.                        7,926        189,233(a)
SunGard Data Systems Inc.              6,463        258,520(a)
                                                    606,322

UTILITIES -- 5.9%

Airtouch Communications Inc.           4,512        435,972(a,e)
El Paso Energy Corp.                   4,573        149,480
Qwest Communications
   International Inc.                  3,963        285,708(a)
Sonat Inc.                             2,157         64,710
                                                    935,870

TOTAL INVESTMENTS IN SECURITIES
   (COST $13,345,772)                            14,763,118

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.6%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 1,355,765)              1,355,765   $  1,355,765

OTHER ASSETS AND LIABILITIES,
   NET (2.2)%                                      (344,970)
                                                -----------


NET ASSETS-- 100%                               $15,773,913
                                                ===========

----------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE MID-CAP GROWTH FUND AT MARCH 31, 1999.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

JON D. BOSSE OF NWQ INVESTMENT COMPANY (NWQ). NWQ IS THE PORTFOLIO MANAGER OF THE MID-CAP VALUE EQUITY FUND, THE FUND'S SUB-ADVISER, WHICH HAS TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $7 BILLION, PRIOR TO JOINING NWQ IN 1996, JON SPENT TEN YEARS WITH ARCO INVESTMENT MANAGEMENT COMPANY WHERE HE WAS DIRECTOR OF EQUITY RESEARCH AND MANAGED A VALUE-ORIENTED FUND. PREVIOUS TO THIS, HE SPENT FOUR YEARS IN THE CORPORATE FINANCE DEPARTMENT OF ARCO. JON RECEIVED HIS B.A. (SUMMA CUM LAUDE) IN ECONOMICS FROM WASHINGTON UNIVERSITY IN ST. LOUIS WHERE HE RECEIVED THE JOHN M. OLIN AWARD FOR EXCELLENCE IN ECONOMICS AND HIS M.B.A. FROM WHARTON BUSINESS SCHOOL, UNIVERSITY OF PENNSYLVANIA. JON IS ALSO A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH AND THE LOS ANGELES SOCIETY OF FINANCIAL ANALYSTS.

Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD SINCE THE FUND'S INCEPTION (DECEMBER 31, 1998) THROUGH MARCH 31, 1999?
A. During the period since inception of the fund (December 31, 1998) through March 31, 1999, the Mid-Cap Value Equity Fund posted an aggregate total return of 1.20%. This compares with a -6.43% return for the Standard & Poor's MidCap 400 Index for the same period.

Q.  WHY DID THE FUND OUT-PERFORM ITS BENCHMARK?
A. Notwithstanding a market environment that favored growth and large market capitalization technology stocks, the Mid-Cap Value Equity Fund performed strongly during the quarter, outperforming both its benchmark. Performance was driven by our focus in several sectors and strong individual stock selection. Our investments in the telecommunications and media sectors contributed greatly, as well as several of our investments in the Energy sector. MediaOne Group, a global cable and telecommunications company, received a takeover offer from Comcast, propelling this particular investment 33% higher in the period. The fund's investments in the Energy sector benefited from production cuts among the Organization of Petroleum Exporting Countries, which have helped to stabilize world oil prices and have aided in the reduction of excessive global inventory levels.

Q.  WHICH INVESTMENTS STAND OUT?
A. In addition to the MediaOne Group holding, our investments in NTL, CoreComm, Cellular Communications of Puerto Rico and Telephone & Data Systems appreciated handsomely as some of the catalysts we had identified in the telecommunications and cellular business propelled valuations higher. Other strong performers include energy services companies such as Noble Affiliates and BJ Services, toy industry leaders Hasbro and Toys `R Us, and bank institutions BankAmerica and Chase Manhattan.

Q.  HOW DO YOU PICK STOCKS?
A. Our investment philosophy is to identify undervalued stocks with catalysts present to improve profitability and unlock value. We continue to find significant investment opportunities in today's market. We are not participating in the current market mania for internet, technology, and other growth stocks where we find risk/reward and valuation parameters extremely unattractive.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We are encouraged by developing signs of economic stability in Asia and Latin America as well as signs of increasing market breadth. Both developments have very positive implications.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                         Mid-Cap Value Fund        S&P 400 MidCap
12/31/98                    $10000.00                 $10000.00
Jan-99                       10070.00                   9602.00
Feb-99                        9590.00                   9094.05
Mar-99                       10120.00                   9356.87

--------------------------------------------------------------------------------
           AGGREGATE TOTAL RETURN FOR THE PERIOD ENDED MARCH 31, 1999
--------------------------------------------------------------------------------


                                        SINCE
                                      INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund                1.20%    12/31/98
--------------------------------------------------------------------------------
S&P MidCap 400                          (6.43)%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
          long-term growth of capital by investing primarily in equity securities of companies with medium-sized market
 capitalization that the fund's management considers as undervalue by the market and have above-average growth potential.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE GRAPH OMITTED]
                            FINANCIAL SERVICES 32.8%
                                 CONSUMER 32.5%
                            TELECOMMUNICATIONS 6.7%
                                   ENERGY 6.3%
                               CAPITAL GOODS 4.4%
                                HEALTHCARE 4.2%
                              BASIC MATERIALS 4.0%
                                TECHNOLOGY 3.2%
                                 UTILITIES 2.5%
                               CASH & OTHER 1.9%
                                   REIT 1.5%

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   NTL Inc.                                            4.02%
--------------------------------------------------------------------------------
   Hasbro Inc.                                         3.15%
--------------------------------------------------------------------------------
   AT&T Corp. - Liberty Media Group                    3.12%
--------------------------------------------------------------------------------
   MediaOne Group Inc.                                 3.08%
--------------------------------------------------------------------------------
   Loews Corp.                                         3.02%
--------------------------------------------------------------------------------
   Telephone & Data Systems Inc.                       3.01%
--------------------------------------------------------------------------------
   Aetna Inc.                                          2.95%
--------------------------------------------------------------------------------
   BankAmerica Corp.                                   2.86%
--------------------------------------------------------------------------------
   First Union Corp.                                   2.80%
--------------------------------------------------------------------------------
   Philip Morris Cos. Inc.                             2.78%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                             MID-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 4.0%

Allegheny Teldyne Inc.                 8,000   $    151,500
Praxair Inc.                           6,900        248,831
                                                    400,331

CAPITAL GOODS -- 4.4%

Case Corp.                             7,000        177,625
Waste Management Inc.                  5,900        261,813
                                                    439,438
[ICON OMITTED]
CONSUMER - CYCLICAL -- 28.4%

AT&T Corp. - Liberty Media
   Group (Class A)                     6,000        315,750(a)
Cox Communications Inc.                3,300        249,563(a)
Federal-Mogul Corp.                    3,400        146,200
Ford Motor Co.                         4,000        227,000
Hasbro Inc.                           11,000        318,312
Lear Corp.                             4,500        192,094(a)
MediaOne Group Inc.                    4,900        311,150(a)
Mirage Resorts Inc.                   12,400        263,500(a)
NTL Inc.                               5,000        406,875(a)
The E.W. Scripps Co. Inc.              5,800        256,650
Toys `R Us Inc.                       10,000        188,125(a)
                                                  2,875,219

CONSUMER - STABLE -- 4.1%

Alberto-Culver Co. (Class A)           6,100        129,625
Philip Morris Cos. Inc.                8,000        281,500
                                                    411,125
[ICON OMITTED]
ENERGY -- 6.3%

BJ Services Co.                        8,700        203,906(a)
Noble Affiliates Inc.                  8,200        237,800
Tosco Corp.                            8,000        198,500
                                                    640,206
[ICON OMITTED]
FINANCIAL -- 21.0%

Bank One Corp.                         4,900        269,806
BankAmerica Corp.                      4,100        289,562
Bear Stearns Cos. Inc.                 5,565        248,686
Chase Manhattan Corp.                  3,300        268,331
First Security Corp.                  10,700        206,644
First Union Corp.                      5,300        283,219
Heller Financial Inc.                  6,800        159,800
UnionBanCal Corp.                      6,600        224,813
Waddell & Reed Financial Inc.
   (Class A)                           8,500        174,250
                                                  2,125,111

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 4.2%

Aetna Inc.                             3,600   $    298,800
Pharmacia & Upjohn Inc.                2,000        124,750
                                                    423,550
[ICON OMITTED]
INSURANCE -- 11.8%

Hartford Financial Services
   Group Inc.                          4,600        261,337
Loews Corp.                            4,100        305,962
MGIC Investment Corp.                  5,000        175,313
Provident Cos. Inc.                    6,500        224,656
Torchmark Corp.                        7,300        230,863
                                                  1,198,131

REAL ESTATE INVESTMENT TRUST -- 1.5%

Indymac Mortgage Holdings Inc.        14,200        154,425

TECHNOLOGY - ELECTRONICS & EQUIPMENT -- 3.2%

Quantum Corp.                          7,200        129,600(a)
Storage Technology Corp.               7,000        195,125(a)
                                                    324,725
[ICON OMITTED]

TELECOMMUNICATIONS -- 6.7%

Cellullar Communications of
   Puerto Rico                         7,400        199,800(a)
CoreComm Ltd.                          4,750        174,562(a)
Telephone & Data Systems Inc.          5,400        304,425
                                                    678,787

UTILITIES -- 2.5%

Alltel Corp.                           4,000        249,500

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,719,407)                              9,920,548


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.8%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $ 184,745)                  184,745        184,745

OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                          11,651
                                                  ---------


NET ASSETS-- 100%                               $10,116,944
                                                ===========

------------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE MID-CAP VALUE EQUITY FUND AT MARCH 31, 1999.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE"), WITH TOTAL ASSETS UNDER MANAGEMENT EXCEEDING $2 BILLION, IS THE FUND'S SUB-ADVISER. PALISADE MANAGES BY AN INVESTMENT ADVISORY COMMITTEE WHICH IS COMPOSED OF THE FOLLOWING MEMBERS:
JACK FEILER, MARTIN L. BERMAN, STEVEN E. BERMAN AND RICHARD MEISENBERG. JACK FEILER, CHIEF INVESTMENT OFFICER OF PALISADE, HAS DAY-TO-DAY RESPONSIBILITY FOR MANAGING THE FUND AND WORKS WITH THE SENIOR INVESTMENT COMMITTEE IN DEVELOPING AND EXECUTING THE FUND'S INVESTMENT PROGRAM.

JACK HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE AND HAS SERVED AS THE PRINCIPAL SMALL-CAP PORTFOLIO MANAGER AT PALISADE SINCE THE COMMENCEMENT OF PALISADE'S OPERATIONS IN APRIL 1995. PRIOR TO JOINING PALISADE, JACK WORKED FOR BURNHAM & CO. AS AN ACCOUNT EXECUTIVE AND WAS PROMOTED TO SENIOR EXECUTIVE VICE PRESIDENT OF BROAD STREET INVESTMENT MANAGEMENT IN 1981. IN 1990 HE JOINED SMITH BARNEY AS SENIOR VICE PRESIDENT OF INVESTMENTS. JACK RECEIVED HIS BACHELOR'S DEGREE IN 1964 FROM CITY COLLEGE OF NEW YORK AND HIS JURIS DOCTOR DEGREE FROM BROOKLYN LAW SCHOOL IN 1967.


Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Small-Cap Value Equity Fund posted a total return of -2.57% for the six-month period ended March 31, 1999. This compares with a 10.00% return for the Russell 2000 Index for the same period.

Q.  WHY DID THE FUND UNDER PERFORM ITS BENCHMARK?
A. The fund under performed the Russell 2000 due to our comparative underweighting in internet stocks. These stocks, although generally the strongest performers in the index, have market capitalizations exceeding our target range. In fact, we anticipate that during Russell's annual index reconstruction in June, many of these companies will be transferred to the Russell 1000, an index for companies with large market capitalization ("large-cap").

Q.  WHAT HAS OUR INVESTMENT STRATEGY BEEN?
A. In an attempt to capitalize on the strength of the economy, we have positioned the portfolio in companies we feel will benefit from increased consumer spending. Overall we became more aggressive in our management of the portfolio. We previously emphasized a somewhat defensive strategy and have now shifted to a more aggressive posture by moving into the technology sector and companies benefiting from the surge in consumer spending mentioned above.

Q. WHAT DOMESTIC AND/OR WORLD EVENT HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS EFFECT THE FUND?
A. As was the case in Latin America, Asia and Russia, the market continued to ignore international concerns despite the intensifying conflict in the Balkans. Investors are apparently convinced that the conflict will be contained within the region and that its economic effects will be minimized. At times it appears that problems abroad have actually strengthened the market, as money continues to pour into the U.S. which is considered by many foreign investors to be a safe haven. The big question is whether or not this unbridled optimism is well founded. Despite the Dow's climb to record levels, on closer inspection, many sectors of the market, including both large-cap and small market capitalization ("small-cap") companies, have failed to join the party.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?
A. Although it may seem as if small-cap value oriented investing has fallen out of favor, there have been numerous times in the past when value equity stocks have outperformed growth stocks. Numerous studies have shown that over time, stocks with lower price/earning ratios tend to outperform those with higher ratios and that small-cap companies have posted superior returns as compared to large-cap companies. Though no one can predict when the tide will turn, it is hard to believe the lofty valuations we are seeing in the blue chips and the internet stocks can be maintained indefinitely.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                      SMALL-CAP VALUE FUND         RUSSELL 2000
8/3/98                   $10000.00                  $10000.00
                           8380.00                    8058.00
SEP-98                     8910.00                    8688.62
                           9160.00                    9042.94
NOV-98                     9760.00                    9516.79
                          10316.52                   10105.88
JAN-99                     9624.07                   10240.29
                           8761.01                    9410.83
MAR-99                     8680.73                    9557.63


--------------------------------------------------------------------------------
           AGGREGATE TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                                 SIX     SINCE
                               MONTHS  INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund    (2.57)%  (13.19)%        8/3/98
--------------------------------------------------------------------------------
Russell 2000                   10.00%    (4.42)%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

             A mutual fund designed for investors who seek long-term
               growth of capital by investing primarily in equity
                 securities of companies with small-sized market
                            capitalizations that the
          fund's Management considers to be undervalued by the market.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE GRAPH OMITTED]

                                 CONSUMER 38.9%
                                TECHNOLOGY 18.9%
                            FINANCIAL SERVICES 13.4%
                                 UTILITIES 9.3%
                         MATERIALS AND PROCESSING 5.8%
                             PRODUCER DURABLES 5.8%
                                HEALTHCARE 4.0%
                               CASH & OTHER 2.0%
                          AUTO AND TRANSPORTATION 1.5%
                                  ENERGY 0.4%

--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Sterling Software Inc.                              4.77%
--------------------------------------------------------------------------------
   Eastern Enterprises                                 3.68%
--------------------------------------------------------------------------------
   ShopKo Stores Inc.                                  3.22%
--------------------------------------------------------------------------------
   Handleman Co.                                       2.89%
--------------------------------------------------------------------------------
   Intermedia Communications Inc.                      2.87%
--------------------------------------------------------------------------------
   Fresh Del Monte Produce Inc.                        2.76%
--------------------------------------------------------------------------------
   Park Electrochemical Corp.                          2.70%
--------------------------------------------------------------------------------
   Mossimo Inc.                                        2.64%
--------------------------------------------------------------------------------
   ABM Industries Inc.                                 2.63%
--------------------------------------------------------------------------------
   New England Business Service Inc.                   2.57%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                           SMALL-CAP VALUE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 1.5%

AAR Corp.                              4,600    $    81,938
Hub Group Inc.                         2,100         49,875(a)
                                                    131,813
[ICON OMITTED]
CONSUMER - DISCRETIONARY -- 35.2%

ABM Industries Inc.                    7,600        231,800
Applebee's International, Inc.         4,000         99,250
Carey International Inc.               4,800         78,000(a)
Claire's Stores Inc.                   2,100         63,263
Coach USA Inc.                         3,200         88,000(a)
Copart Inc.                            1,500         31,125(a)
Corporate Express Inc.                25,400        131,762(a)
Dayton Hudson Corp.                    2,600        173,225
GTECH Holdings Corp.                   3,900         95,063(a)
Handleman Co.                         19,000        254,125(a)
Haverty Furniture
   Companies Inc.                      7,600        192,850
InterTAN Inc.                         18,600        181,350(a)
Korn/Ferry International               4,700         61,688(a)
MAXIMUS Inc.                           3,200         93,200(a)
Mossimo Inc.                          23,100        232,444(a)
New Horizons Worldwide Inc.            5,300        105,337(a)
Park Place Entertainment Corp.        22,000        166,375(a)
Pierce Leahy Corp.                     6,300        156,712(a)
Pillowtex Corp.                        1,400         19,863
Quest Education Corp.                  5,300         48,363(a)
Regis Corp.                            6,300        167,737
ShopKo Stores Inc.                     9,500        283,812(a)
Volt Information Sciences Inc.         9,000        147,937(a)
                                                  3,103,281

CONSUMER - STABLE -- 3.7%

Fresh Del Monte Produce Inc.          13,100        243,169(a)
Richfood Holdings Inc.                 3,700         79,781
                                                    322,950

ENERGY -- 0.4%

Piedmont Natural Gas Co, Inc.          1,100         38,500

[ICON OMITTED]
FINANCIAL SERVICES -- 13.4%

BARRA Inc.                             7,300        179,762(a)
Capital Re Corp.                       2,700         46,575
Cash America International Inc.       13,100        168,662
Dain Rauscher Corp.                    5,000        170,000
Duff & Phelps Credit Rating Co.        3,200        167,600
Jefferies Group Inc.                   2,400        113,850
National Data Corp.                    1,900         79,800
NOVA Corp.                             2,800         73,500(a)
Penn Treaty American Corp.             3,500         86,844(a)
Roslyn Bancorp Inc.                    2,500         42,188
U.S. Trust Corp.                         700         51,931
                                                  1,180,712
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
HEALTHCARE -- 4.0%
Chattem Inc.                           4,300    $   134,375(a)
DVI Inc.                               2,900         43,138(a)
Sola International Inc.                3,200         38,600(a)
Techne Corp.                           4,600        132,825(a)
                                                    348,938
MATERIALS & PROCESSING -- 5.8%
Ball Corp.                             1,300         61,019
Cambrex Corp.                          3,200         70,800
Kaydon Corp.                           3,600        104,175
New England Business
   Service Inc.                        7,900        226,631
Texas Industries Inc.                  2,000         49,625
                                                    512,250
PRODUCER DURABLES -- 5.8%
Anaren Microwave, Inc.                 7,100        172,175(a)
HEICO Corp. (Class A)                  4,800        102,600
L- 3 Communications
   Holdings Inc..                      2,100         97,125(a)
Scott Technologies Inc.                7,800        135,525(a)
                                                    507,425
[ICON OMITTED]
TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 8.1%
Arrow Electronics Inc.                 7,100        106,500(a)
DII Group Inc.                         1,900         55,575(a)
KEMET Corp.                            6,500         74,750(a)
Park Electrochemical Corp.            10,100        237,350
Vishay Intertechnology Inc.           10,300        149,994(a)
VWR Scientific Products Corp.          3,900         87,750(a)
                                                    711,919
[ICON OMITTED]
TECHNOLOGY - SOFTWARE & SERVICES -- 10.8%
Advanced Communications
   Systems Inc.                        6,300         73,237(a)
Affiliated Computer Services Inc.      2,800        128,100(a)
Kronos Inc.                            4,850        118,825(a)
National Computer Systems Inc.         8,800        215,600
Sterling Software Inc.                17,700        420,375(a)
                                                    956,137
[ICON OMITTED]
UTILITIES -- 9.3%
Eastern Enterprises                    8,900        323,737
ICG Communications Inc.                3,000         60,000(a)
Intermedia Communications Inc.         9,500        252,938(a)
Philadelphia Suburban Corp.            7,900        179,231
                                                    815,906
TOTAL INVESTMENTS IN SECURITIES
   (COST $8,648,424)                              8,629,831

SHORT-TERM INVESTMENTS -- 2.1%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 183,060)                  183,060   $    183,060

OTHER ASSETS AND LIABILITIES,
   NET (0.1)%                                        (7,289)
                                               ------------

NET ASSETS-- 100%                                $8,805,602
                                               ============

----------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE SMALL-CAP VALUE EQUITY FUND AT MARCH 31, 1999.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN MANAGES THE INTERNATIONAL EQUITY INVESTMENT PROCESS AT GE INVESTMENTS. TOTAL ASSETS UNDER HIS MANAGEMENT EXCEED $9 BILLION. HE LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE INTERNATIONAL EQUITY FUND. PRIOR TO JOINING GE INVESTMENTS IN 1991, RALPH WAS EXECUTIVE VICE PRESIDENT, PARTNER AND PORTFOLIO MANAGER OF INTERNATIONAL EQUITY OPERATIONS AT NORTHERN CAPITAL MANAGEMENT. PREVIOUSLY, HE WAS A VICE PRESIDENT AND PORTFOLIO MANAGER AT TEMPLETON INVESTMENT COUNSEL, INC. HE WAS INSTRUMENTAL IN FORMING TEMPLETON'S EMERGING MARKETS FUND, THE FIRST LISTED EMERGING MARKETS EQUITY FUND IN THE U.S. RALPH IS A TRUSTEE OF THE GE PENSION TRUST, AND GE'S EMPLOYEE SAVINGS PROGRAM, AND SERVES ON THE GE INVESTMENTS' ASSET ALLOCATION COMMITTEE. HE IS A CHARTERED FINANCIAL ANALYST, A CHARTER MEMBER OF THE INTERNATIONAL SOCIETY OF SECURITY ANALYSTS AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. RALPH IS A GRADUATE OF THE UNIVERSITY OF WISCONSIN WITH A B.S. IN ECONOMICS AND A M.S. IN FINANCE.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The International Equity Fund posted a return of 23.90% for the six-month period ended March 31, 1999. For the same period, the MSCI EAFE Index rose 22.34%.

Q.  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The International Equity Fund slightly underperformed its benchmark. Holdings in the United Kingdom, where markets rose 4% in the first quarter of 1999, had a major positive effect on performance. Continental European stocks also did well and the fund's positions in Asia and Latin America made small contributions. Japan's market gain of 42% between October and the end of March had a minor negative effect. The fund had a 5% investment in Japan, compared with 20% for the benchmark. Investments started to flow back into Japan when its banks and corporations began to discuss restructuring. However, we thought the moves were speculative and the stocks overvalued. Since then, some companies have restructured. Holdings in Toshiba and Sony, both restructuring companies, performed well during the first quarter of 1999.

Q.  WHICH INVESTMENTS STAND OUT?
A. Preussag, the German travel company, turned in strong results for the International Equity Fund. Other outstanding performers include Nokia of Finland and Mannesmann of Germany, both in telecommunications, and Total of France, a diversified global oil company benefiting from surging demand.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. The fund's European stocks should continue to produce results. We are buying European utility companies, such as Viag and Veba of Germany, which are growing as they restructure and sell assets. The fund also has taken positions in European banks. Two recent additions are Credit Suisse and The Bank of Ireland. Ireland recently cut corporate tax rates from 30% to 12%, encouraging companies to move into the country.

    We do not plan to increase the fund's exposure in Japan, except to buy stocks that are taking measures to restructure operations. We currently have small stakes in Latin American companies that do business with the United States, but will continue to look for opportunities in the region.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

                      INTERNATIONAL EQUITY FUND              MSCI EAFE
11/25/97                     $10000.00                       $10000.00
                              10090.00                        10119.00
                              10266.29                        10207.24
JAN-98                        10446.40                        10674.01
                              11266.90                        11358.97
MAR-98                        12027.37                        11708.71
                              12387.59                        11801.21
MAY-98                        12527.67                        11743.97
                              12237.50                        11832.87
JUL-98                        12537.68                        11952.86
                              10366.35                        10472.14
SEP-98                        10066.17                        10151.26
                              10856.65                        11209.43
NOV-98                        11647.13                        11783.69
                              12044.22                        12248.56
JAN-99                        12493.00                        12212.42
                              12054.65                        11921.40
MAR-99                        12472.13                        12419.00

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------


                             SIX    ONE   SINCE
                           MONTHS  YEAR INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
International Equity Fund  23.90%  3.70% 17.81%        11/25/97
--------------------------------------------------------------------------------
MSCI EAFE                  22.34%  6.07% 17.44%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                    A mutual fund designed for investors who
                       seek long-term growth of capital by
                      investing primarily in foreign equity
                                   securities.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                               [PIE GRAPH OMITTED]

                                  EUROPE 79.0%
                               OTHER REGIONS 8.2%
                                   JAPAN 5.7%
                                PACIFIC RIM 3.9%
                               CASH & OTHER 3.2%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Mannesmann AG                                       3.16%
--------------------------------------------------------------------------------
   Preussag AG                                         2.96%
--------------------------------------------------------------------------------
   BTR Siebe PLC                                       2.93%
--------------------------------------------------------------------------------
   AXA-UAP                                             2.86%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      2.45%
--------------------------------------------------------------------------------
   Cap Gemini S.A.                                     2.43%
--------------------------------------------------------------------------------
   Total S.A.                                          2.36%
--------------------------------------------------------------------------------
   Airtours PLC                                        1.85%
--------------------------------------------------------------------------------
   Autoliv Inc. SDR                                    1.81%
--------------------------------------------------------------------------------
   Nokia Oyj                                           1.76%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.5%
Brambles Industries Ltd.              80,243   $   2,039,769

AUSTRIA -- 0.3%
VA Technologie AG                      5,022         361,912

BRAZIL -- 0.5%
Uniao de Bancos Brasilieros
   S.A. GDR                           32,553         626,645

CANADA -- 1.7%
CGI Group Inc. (Class A)              41,109         891,898(a)
Newcourt Credit Group Inc.            20,020         539,790
Northern Telecom Ltd.                 13,511         839,371
                                                   2,271,059

DENMARK -- 0.8%
Novo-Nordisk AS (Series B)             9,895       1,107,853

FINLAND -- 4.0%
Helsingin Puhelin Oyj                  2,560         125,390
Merita Ltd. (Series A)               214,748       1,151,693
Nokia Oyj (Series A)                  14,930       2,406,929
Pohjola Group Insurance Ltd. Co.
   (Series B)                          6,691         354,498
Sampo Insurance Co. Ltd.
   (Series A)                         44,254       1,387,639
                                                   5,426,149
[ICON OMITTED]
FRANCE -- 18.5%
Alstom                                74,823       2,224,814(a)
AXA-UAP                               29,501       3,917,067
Cap Gemini S.A.                       19,848       3,328,545
Carrefour S.A.                         2,139       1,651,334
Coflexip S.A. ADR                     26,091         900,140
Elf Aquitaine S.A. ADR                 7,145         971,871
Lyonnaise Des Eaux S.A.                7,574       1,403,660
Michelin CGDE (Regd.)
   (Class B)                          39,343       1,767,520
Rhone-Poulenc S.A. (Class A)          49,584       2,246,371
Schneider S.A.                        32,104       1,779,012
Societe Generale                       9,560       1,839,940
Total S.A. (Class B)                  26,115       3,221,822
                                                  25,252,096
[ICON OMITTED]
GERMANY -- 12.9%
Bayerische Vereinsbank AG             32,495       1,946,490
DaimlerChrysler AG                    22,591       1,968,755


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Fresenius Medical Care AG             23,829   $   1,442,845
Mannesmann AG                         33,810       4,324,698
Muenchener Rueckversicherungs-
   Gesellschaft AG                     4,017         812,212
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             4,126         823,098(a)
Preussag AG                            7,544       4,054,002
Veba AG                               23,227       1,223,060
Viag AG                                1,108         612,071
Volkswagen AG                          6,423         428,498
                                                  17,635,729

GREECE -- 1.2%
Alpha Credit Bank (Regd.)              2,536         168,798
Hellenic Telecommunication
   Organization S.A. ADR              43,674         510,440
Hellenic Telecommunication
   Organization S.A.                  38,620         939,467
                                                   1,618,705

HONG KONG -- 0.7%
Giordano International Ltd.          672,000         208,117
Johnson Electric Holdings            285,900         806,105
                                                   1,014,222

IRELAND -- 1.5%
Bank of Ireland                       58,373       1,213,852
CRH PLC                               52,331         898,957
                                                   2,112,809

ISRAEL -- 3.5%
Comverse Technology Inc.              15,571       1,323,535(a)
ECI Telecommunications Ltd.           61,461       2,151,135
Teva Pharmaceutical Industries
   Ltd. ADR                           26,469       1,255,623
                                                   4,730,293
[ICON OMITTED]
ITALY -- 7.3%
Assicurazioni Generali                38,484       1,543,761
Banca Intesa S.p.A.                  282,940       1,670,371
Montedison S.p.A.                  1,127,155       1,169,986
Saipem                               270,190       1,051,714
Telecom Italia Mobile S.p.A.         261,626       1,762,361
Telecom Italia S.p.A                 216,025       2,298,397
Telecom Italia S.p.A.                 10,915          64,910(j)
Unicredito Italiano S.p.A.            90,663         490,146
                                                  10,051,646
JAPAN -- 5.7%
Canon Inc.                            58,000       1,435,122
Honda Motor Co.                       18,000         813,241
Minebea Co. Ltd.                      98,000       1,012,980
NTT Data Corp.                             2          15,471

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Shin-Etsu Chemical Co.                33,000    $    866,698
Sony Corp.                            22,100       2,043,618
Toshiba Corp.                        231,000       1,578,170
                                                   7,765,300

LUXEMBOURG -- 0.0%
Societe Europeenne de
   Communication S.A. ADR
   (Class A)                             151           1,737(a)
Societe Europeenne de
   Communication S.A. ADR
   (Class B)                           1,365          16,721(a)
                                                      18,458

MEXICO -- 1.9%
Desc S.A. de C.V. (Series B)         159,746         191,333
Desc S.A. de C.V. ADR
   (Class C)                          24,015         640,900
Gruma S.A. de C.V. (Series B)         49,116         106,819(a)
Grupo Carso S.A. de C.V. ADR          95,551         776,352
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)    418,961         871,552(a)
Grupo Televisa S.A. GDR                1,625          50,984
                                                   2,637,940
[ICON OMITTED]
NETHERLANDS -- 6.2%
IHC Caland N.V.                       31,773       1,202,409
ING Groep N.V.                        60,618       3,345,979
Ispat International N.V. (Regd.)
   (Class A)                          30,176         224,434
Koninklijke Ahold N.V.                45,230       1,736,124
Philips Electronics N.V.              24,507       1,999,288(a)
                                                   8,508,234

PANAMA -- 0.2%
Panamerican Beverages Inc.
   (Class A)                          13,301         233,599

PHILIPPINES -- 0.2%
San Miguel Corp. S.A.                166,900         277,808

POLAND -- 0.5%
Telekomunikacja Polska S.A.
   GDR (Series A)                    134,056         710,497(a,b)

PORTUGAL -- 0.9%
Banco Comercial Portugues
   (Regd.)                            24,068         728,658
Jeronimo Martins, SGPS, S.A.           9,779         348,927
Jeronimo Martins, SGPS, S.A.           3,328         118,747(a)
                                                   1,196,332

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH AFRICA -- 0.4%
Barlow Ltd.                           96,110   $     514,729

SOUTH KOREA -- 0.3%
Pohang Iron & Steel Co. Ltd.           6,126         374,550

SPAIN -- 1.7%
Argentaria S.A.                       66,303       1,595,821
Repsol S.A.                            8,786         453,143
Telefonica S.A.                        5,822         247,332
                                                   2,296,296

SWEDEN -- 4.7%
Autoliv Inc. SDR                      64,893       2,473,092
Ericsson LM Telephone
   (Series B)                         54,888       1,336,613
Investor AB (Series B)                 4,388         192,339
Invik & Co. AB                         3,674         239,327
Kinnevik AB (Series B)                 7,352         140,989
NetCom Systems AB (Series B)          15,628         532,794(a)
Pharmacia & Upjohn Inc.               23,748       1,481,281
                                                   6,396,435

SWITZERLAND -- 3.1%
ABB AG                                   629         834,151
Credit Suisse AG                       6,095       1,139,368
Novartis AG (Regd.)                      814       1,323,725
Zurich Allied AG (Regd.)               1,551         994,817
                                                   4,292,061

TAIWAN -- 1.2%
Taiwan Semiconductor
   Manufacturing Co.                 543,450       1,705,199(a)

[ICON OMITTED]
UNITED KINGDOM -- 15.3%
Airtours PLC                         345,023       2,534,530
Bank of Scotland PLC                  33,405         444,133
Billiton PLC                         151,351         367,756
Cable & Wireless Communication
   PLC                               156,001       1,763,045(a)
Canary Wharf Group PLC                38,851         207,619(a)
Commercial Union PLC                  39,125         615,249
FKI PLC                              398,557       1,010,248
Granada Group PLC                    119,123       2,404,050
Great University Stores PLC           53,090         557,997
Johnson Matthey PLC                   39,066         294,231
Nycomed Amersham PLC                  54,894         476,810
Railtrack Group PLC                   16,024         366,330
Reed International PLC                68,103         605,837
Royal & Sun Alliance Insurance
   Group PLC                         190,894       1,802,960
Saatchi & Saatchi PLC                 50,546         168,517

--------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SEMA Group PLC                       147,699  $    1,659,681
BTR Siebe PLC                        909,019       4,002,908
Somerfield PLC                       194,642         997,742
Vodafone Group PLC                    37,571         697,571
                                                  20,977,214
Total Common Stock
   (COST $122,526,746)                           132,153,539

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
--------------------------------------------------------------------------------
Fresenius Medical Care AG
   (COST $ 266,592)                    4,593         173,816

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
GERMANY -- 0.0%
Muenchener Rueckvericherungs-
   Gesellschaft AG (Regd.), 06/03/02
   (COST $ 0)                            181           6,458(a)

TOTAL INVESTMENTS IN SECURITIES
   (COST $122,793,338)                           132,333,813

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $ 3,173,136)              3,173,136       3,173,136

OTHER ASSETS AND LIABILITIES,
   NET 0.9%                                        1,253,891
                                               -------------

NET ASSETS-- 100%                               $136,760,840
                                                ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at March 31, 1999:

                                        PERCENTAGE (BASED ON
SECTOR                                    TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                               24.58%
Finance                                         22.73%
Services                                        21.34%
Consumer Goods                                  15.64%
Energy                                           6.34%
Multi Industry                                   4.28%
Materials                                        3.50%
Cash and Other                                   1.59%
                                             ---------
                                               100.00%
                                             =========

------------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE INTERNATIONAL EQUITY FUND AT MARCH 31, 1999.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

MICHAEL J. SOLECKI IS THE PORTFOLIO MANAGER OF THE EUROPE EQUITY FUND AND HAS SERVED THE FUND IN THAT CAPACITY SINCE ITS' INCEPTION. MIKE ALSO SERVES AS PORTFOLIO MANAGER OF THE GEEUROPE EQUITY FUND AND AS CO-PORTFOLIO MANAGER OF THE GE GLOBAL EQUITY FUND. MIKE HAS MORE THAN 9 YEARS OF INVESTMENT EXPERIENCE AND JOINED GE INVESTMENTS IN 1990. HE IS CURRENTLY A VICE PRESIDENT OF GE INVESTMENTS. MIKE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE NEW YORK SOCIETY OF SECURITY ANALYSTS. HE HOLDS A B.S. IN FINANCE FROM WESTERN NEW ENGLAND COLLEGE.

Q. HOW DID THE EUROPE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD SINCE THE FUND'S INCEPTION (JANUARY 29, 1999) THROUGH MARCH 31, 1999?
A. The Europe Equity Fund posted a return of -3.80% for the period since inception (January 29, 1999) through March 31, 1999. For the same period, the MSCI Europe Index posted a -1.48% return.

Q.  WHAT DROVE THE FUND'S PERFORMANCE?
A. Although European markets declined for the two-month period, a number of the fund's energy and capital goods stocks did extremely well. Economic growth rates declined in Europe during the first quarter of 1999 because countries such as Germany were expecting weaker growth. Investors were also concerned about internal turmoil at the European Central Bank. Finally, the Euro premiered January 1, 1999 at 116, then fell to 108. The benefits of the weaker Euro have yet to be realized.

Q.  WHAT IS YOUR INVESTMENT STRATEGY?
A. Before investing in a company, the fund considers the region within Europe where it is located, its primary securities trading market, the location of its assets, and where the company derives its revenues and profits. The fund looks for undervalued growth companies that trade at an attractive price to cash earnings ratio relative to their growth rate.

Q.  WHICH INVESTMENTS STAND OUT?
A. Top performers were in energy and capital goods. Oil prices recovered and capital goods companies performed well because of recent interest rate declines. Holdings with high returns included French oil companies Total and Elf Aquitaine; Alstom, a French capital goods company; and BTR Siebe, a process controls company in the United Kingdom.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. Looking ahead, we believe the cuts in Europe's interest rates will stimulate long-term growth. The European Central Bank recently lowered rates from 3% to 2.5%. During the next decade, we expect Europe's markets to mirror the U.S market where low interest rates, low inflation, and corporate rationalization spurred growth.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                  EUROPE EQUITY FUND                   MSCI EUROPE
1/29/99                 $10000.00                        $10000.00
FEB-99                    9460.00                          9746.20
MAR-99                    9620.00                          9852.43

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                       FOR THE PERIOD ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                                        SINCE
                                      INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Europe Equity Fund                    (3.80)%         1/29/99
--------------------------------------------------------------------------------
MSCI Europe                           (1.48)%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE
                  A mutual fund designed for investors who seek
          long-term growth of capital by investing primarily in equity securities of issuers located in developed European
                                   countries.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                               [PIE GRAPH OMITTED]
                                 DEVELOPED 94.0%
                                  EMERGING 1.8%
                               CASH AND OTHER 4.2%


--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Total S.A.                                          3.84%
--------------------------------------------------------------------------------
   Mannesmann AG                                       3.78%
--------------------------------------------------------------------------------
   Preussag AG                                         3.65%
--------------------------------------------------------------------------------
   AXA-UAP                                             3.20%
--------------------------------------------------------------------------------
   BTR Siebe PLC                                       2.83%
--------------------------------------------------------------------------------
   ING Groep N.V.                                      2.67%
--------------------------------------------------------------------------------
   Rhone-Poulenc S.A.                                  2.66%
--------------------------------------------------------------------------------
   Telecom Italia S.p.A.                               2.46%
--------------------------------------------------------------------------------
   Philips Electronics N.V.                            2.45%
--------------------------------------------------------------------------------
   Cable & Wireless Communication PLC                  2.40%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                               EUROPE EQUITY FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

DENMARK -- 1.5%

Novo-Nordisk AS (Series B)               818   $     91,584
Tele Danmark AS (Series B)               544         53,946
                                                    145,530

FINLAND -- 5.3%

Helsingin Puhelin Oyj                  2,993        146,599
Merita Ltd. (Series A)                 9,394         50,380
Nokia Oyj (Series A)                     519         83,670
Sampo Insurance Co. Ltd.
   (Series A)                          4,488        140,727
Sonera Group Oyj                       5,285         88,002(a)
                                                    509,378

[ICON OMITTED]
FRANCE -- 22.9%

Alstom                                 6,076        180,666(a)
AXA-UAP                                2,320        308,044
Cap Gemini S.A.                        1,049        175,919
Carrefour S.A.                           165        127,382(a)
Coflexip S.A. ADR                      2,696         93,012
Elf Aquitaine S.A. ADR                 1,404        190,974
Lyonnaise Des Eaux S.A.                  379         70,239
Michelin CGDE (Regd.)
   (Class B)                           2,347        105,441
Rhone-Poulenc S.A. (Class A)           5,650        255,970
Schneider S.A.                         2,556        141,638
Societe Generale                         957        184,186
Total S.A. (Class B)                   2,996        369,618
                                                  2,203,089

[ICON OMITTED]
GERMANY -- 13.3%

Bayerische Vereinsbank AG              2,447        146,578
DaimlerChrysler AG                     1,354        117,999
Debitel AG                               541         17,783(a)
Fresenius Medical Care AG              2,309        139,810
Mannesmann AG                          2,845        363,909
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)               143         28,914(a)
Preussag AG                              654        351,447
PrimaCom AG                                4            138(a)
Veba AG                                2,055        108,210
                                                  1,274,788

GREECE -- 1.2%

Hellenic Telecommunication
   Organization S.A. ADR               3,859         45,102
Hellenic Telecommunication
   Organization S.A.                   2,800         68,113
                                                    113,215
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
IRELAND -- 3.0%

Bank of Ireland                        3,629   $     75,464
CRH PLC                                9,532        163,743
Esat Telecom Group PLC ADR             1,137         47,612(a)
                                                    286,819

ISRAEL -- 2.7%

Comverse Technology Inc.               1,161         98,685(a)
ECI Telecommunications Ltd.            4,443        155,505
                                                    254,190

[ICON OMITTED]
ITALY -- 8.4%

Alleanza Assicurazioni                 3,979         47,540
Assicurazioni Generali                 3,917        157,128
Banca Intesa S.p.A.                    9,788         57,785
Montedison S.p.A.                     30,114         31,258(a)
Saipem                                31,406        122,248
Telecom Italia Mobile S.p.A.          18,519        124,747
Telecom Italia S.p.A.                  5,847         34,772(j)
Telecom Italia S.p.A.                 22,196        236,154
                                                    811,632

[ICON OMITTED]
NETHERLANDS -- 8.5%

IHC Caland N.V.                        3,074        116,332
ING Groep N.V.                         4,659        257,166
Koninklijke Ahold N.V.                 3,399        130,468
Philips Electronics N.V.               2,894        236,093
Unique International N.V.              1,364         39,452
United Pan-Europe
   Communications                      1,054         41,369(a)
                                                    820,880

NORWAY -- 0.8%

Petroleum Geo Services                 4,712         71,995(a)

POLAND -- 0.6%

Telekomunikacja Polska
   S.A. GDR                           10,735         56,895(a,b)

PORTUGAL -- 0.8%

Jeronimo Martins, SGPS, S.A.           1,690         60,301
Jeronimo Martins, SGPS, S.A.             563         20,089(a)
                                                     80,390

SPAIN -- 2.2%

Argentaria S.A.                        6,604        158,949
Telefonica S.A.                        1,314         55,822
                                                    214,771

SWEDEN -- 4.0%

Autoliv Inc. SDR                       4,989        190,132
Ericsson LM Telephone
   (Series B)                          8,057        196,201
                                                    386,333
-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                              EUROPE EQUITY FUND
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SWITZERLAND -- 3.7%

ABB AG                                    71  $      94,157
Credit Suisse AG                         416         77,765
Julius Baer Holdings Ltd.                 12         39,004
Novartis AG (Regd.)                       87        141,479(a)
                                                    352,405

[ICON OMITTED]
UNITED KINGDOM -- 19.1%

Airtours PLC                          15,060        110,630
Cable & Wireless
   Communication PLC                  20,412        230,686(a)
Commercial Union PLC                   7,109        111,791
Computacenter PLC                      8,401         76,633
FKI PLC                               29,031         73,587
Granada Group PLC                      9,146        184,578
Great Universal Stores PLC            11,460        120,449
Johnson Matthey PLC                    7,569         57,007
Mayflower Corp. PLC                   18,734         53,233
Next PLC                               1,583         18,146
Nycomed Amersham PLC                   5,026         43,656
Reed International PLC                12,643        112,471
Royal & Sun Alliance Insurance
   Group PLC                          15,488        146,282
Select Appointments
   Holdings PLC                        1,376         18,483
SEMA Group PLC                         2,546         28,609
BTRSiebe PLC                          61,770        272,007
Somerfield PLC                        23,692        121,446
United Assurance Group PLC             4,165         29,520
Williams PLC                           4,577         29,558
                                                  1,838,772

TOTAL COMMON STOCK
   (COST $9,756,959)                              9,421,082


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------------------------

Fresenius Medical Care AG
   (COST $ 49,336)                     1,306         49,424

TOTAL INVESTMENTS IN SECURITIES
   (COST $9,806,295)                              9,470,506


OTHER ASSETS AND LIABILITIES,
   NET 1.5%                                         148,412
                                                -----------


NET ASSETS-- 100%                                $9,618,918
                                                ===========


OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The Europe Equity Fund invested in the following sectors at March 31, 1999:

                                          PERCENTAGE (BASED ON
SECTOR                                      TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Services                                          26.66%
Capital Equipment                                 21.57%
Finance                                           20.97%
Consumer Goods                                    13.38%
Energy                                             9.16%
Multi Industry                                     3.65%
Materials                                          2.90%
Cash and Other                                     1.71%
                                                --------
                                                 100.00%
                                                --------
                                                --------

----------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE EUROPE EQUITY FUND AT MARCH 31, 1999.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Q&A

RALPH LAYMAN LEADS A TEAM OF PORTFOLIO MANAGERS FOR THE EMERGING MARKETS FUND. REFER TO PAGE 24 FOR HIS BIOGRAPHICAL DETAILS.

Q. HOW DID THE EMERGING MARKETS FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Emerging Markets Fund posted a return of 39.15% for the six-month period ended March 31, 1999. For the same period, the MSCI EmergingMarkets Free Index rose 32.66%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK?
A. The fund's performance was driven by individual stock selection rather than by country or regional allocations. Although the fund was slightly underweight in Latin America, we benefited from neutral weighting in Brazil, whose currency dropped by 31% during the period. Strong stock selection compensated for underweighting in Russia, whose market grew by 175%. Compared to the benchmark, the fund was also underweight in Asian stocks, which hurt performance. Overall, Asian markets gained 49% during the period.

Q.  WHICH INVESTMENTS STAND OUT?
A. Indian-based software companies in the portfolio had high returns. NIIT was up 106%; Pentafour rose 75%; Satyam advanced 150%. Other notable investments included Tansas, a Turkish retailer, which was up 235% for the period.

Q.  WILL CONFLICT IN THE BALKANS AFFECT FUND PERFORMANCE?
A. Currently, the situation has not had a significant effect on the fund. If the conflict spreads or Russia gets involved, then it could have serious consequences for Europe's emerging markets. We have made one change in the region. Due to Greece's proximity to the Balkans and its high market valuations, we have steadily reduced our exposure in that country. Presently, our holdings in Greek-based companies are slightly underweight compared to the fund's benchmark.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?
A. We expect to remain neutral to slightly underweight in Latin America. Right now, the fund is overweight in Europe and underweight in Asia. With 23% of our portfolio in Asia, versus the benchmarks 36.8%, we are moving some money from Europe into Asia. We are identifying Asian growth companies that should become market leaders five years from now. We plan to pick up some companies that are still recovering from the region's economic turmoil of the past two years. Overall, we expect to remain overweight in the technology sector. Finally, we remain cautious about Russia's macro-economic and political environment and the lack of corporate disclosure.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]

                     Emerging Markets Fund             MS Emerging Markets Free
11/25/97                  $10000.00                         $10000.00
                           10200.00                          10117.00
                           10215.36                          10360.82
Jan-98                      9723.66                           9548.22
                           10526.43                          10544.86
Mar-98                     11068.31                          11002.51
                           11329.21                          10882.58
May-98                     10125.04                          9391.23
                            9392.51                           8406.09
Jul-98                      9653.41                           8672.65
                            6723.27                           6165.04
Sep-98                      6803.55                           6556.09
                            7486.34                           7246.52
Nov-98                      8168.74                           7849.21
                            8159.95                           7735.48
Jan-99                      8190.13                           7610.70
                            8260.57                           7684.76
Mar-99                      9467.96                           8697.53


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 199
--------------------------------------------------------------------------------

                            SIX     ONE    SINCE
                          MONTHS   YEAR  INCEPTION COMMENCEMENT
--------------------------------------------------------------------------------
Emerging Markets Fund     39.15% (14.46)% (3.97)%      11/25/97
--------------------------------------------------------------------------------
MSCI EMF                  32.66% (20.95)% (9.83)%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
          long-term growth of capital by investing primarily in equity securities of issuers that are located in emerging markets countries.

--------------------------------------------------------------------------------
                    REGIONAL ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE GRAPH OMITTED]

                                   ASIA 29.3%
                              LATIN AMERICA 28.1%
                                  EUROPE 22.3%
                          MIDDLE EAST AND AFRICA 16.7%
                              CASH AND OTHER 3.6%



--------------------------------------------------------------------------------
                            TOP TEN LARGEST HOLDINGS
                                AT MARCH 31, 1999
--------------------------------------------------------------------------------
   Telecomunicacoes Brasileiras S.A. ADR               2.83%
--------------------------------------------------------------------------------
   New Dimension Software Ltd.                         2.72%
--------------------------------------------------------------------------------
   Pentafour Software & Exports Ltd. GDR               2.52%
--------------------------------------------------------------------------------
   A.G. Petzetakis S.A.                                1.87%
--------------------------------------------------------------------------------
   Delta Informatics S.A. (Regd.)                      1.81%
--------------------------------------------------------------------------------
   NIIT Ltd.                                           1.80%
--------------------------------------------------------------------------------
   Grupo Televisa S.A. GDR                             1.70%
--------------------------------------------------------------------------------
   Satyam Computer Services Ltd.                       1.66%
--------------------------------------------------------------------------------
   Taiwan Semiconductor
      Manufacturing Co.                                1.53%
--------------------------------------------------------------------------------
   Telefonos De Mexico S.A. ADR                        1.50%
--------------------------------------------------------------------------------

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                              EMERGING MARKETS FUND

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 87.7%
--------------------------------------------------------------------------------

ARGENTINA -- 2.1%

Banco De Galicia y Buenos
   Aires S.R. ADR (Class B)            2,028    $    32,575
Telefonica de Argentina S.A.
   ADR (Class B)                       1,469         44,437
YPF S.A. ADR (Class D)                 2,210         69,753
                                                    146,765

AUSTRALIA -- 0.1%

Premier Telesports Ltd.                1,156          9,649(a)

BRAZIL -- 1.0%

Companhia de Saneamento
   Basicode Estado de Sao Paulo      292,689         18,415
Uniao de Bancos Brasilieros
   S.A. GDR                            2,907         55,960
                                                     74,375

CHILE -- 1.2%

Companhia deTelecomunicaciones
   de Chile S.A. ADR                   1,517         35,744
Sociedad Quimica y Minera de
   Chile S.A. ADR                        498         15,936
Sociedad Quimica y Minera de
   Chile S.A.                             58            261(a,f)
Vina Concha Y Toro                     1,081         31,755
                                                     83,696

CHINA -- 0.3%

Brilliance China Automotive
   Holdings Ltd.                         354          3,120
Guangdong Kelon Electrical
   Holdings Co. Ltd.                   4,000          2,942
Huaneng Power International
   Inc. ADR                              199          1,978(a)
Jiangsu Expressway Co. Ltd.           18,000          3,530
Shenzhen Expressway Co. Ltd.          56,000         10,912
                                                     22,482

CROATIA -- 1.4%

Pliva D D GDR (Regd.)                  3,595         56,801
Zagrebacka Banka GDR                   4,285         40,922(b)
                                                     97,723

CZECH REPUBLIC -- 0.6%

Ceske Radiokomunikace GDR              1,225         41,405(a,b)

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMINICAN REPUBLIC -- 0.3%

TRICOM S.A. ADR                        2,787   $     22,993(a)

EGYPT -- 2.3%

Al-Ahram Beverage Co.
   S.A.E. GDR                            918         28,779(a)
Egypt Mobile Phone                     6,342         73,120(a)
Olympic Group Financial
   Investment Co.                     11,782         51,885
Olympic Group Financial
   Investment Co.                      1,411          6,214(i)
                                                    159,998

ESTONIA -- 0.8%

Estonian Telecom Ltd. GDR
   Reg. S                              2,435         53,448(a)

GHANA -- 0.0%

Home Finance Co.                      13,106          4,065(a)

[ICON OMITTED]
GREECE -- 9.1%

A.G. Petzetakis S.A.                  14,462        131,896(a)
Agricultural Bank of Greece            7,380         47,726(a)
Alfa Beta Vassilopoulos S.A.
   (Regd.)                             3,945         70,650
Alpha Credit Bank (Regd.)              1,156         76,944
Attica Enterprises S.A.                5,533         47,250
Delta Informatics S.A. (Regd.)         3,350        127,765
Intrasoft S.A.                         2,420         57,223
Panafon Hellenic Telecom S.A.          1,200         31,241(a)
STET Hellas Telecommunications
   S.A. ADR                            1,713         50,748(a)
                                                    641,443

HONG KONG -- 0.0%

Hengan International
   Group Co. Ltd.                      3,000          1,161(a)

HUNGARY -- 2.3%

BorsodChem RT                            615         11,419(a)
Demaz RT GDR                           3,459         52,231
Magyar Tavkozlesi RT ADR               1,094         29,264
Mezogazdasagi Gepgyarto RT             4,784         40,606(a)
OTP Bank RT                              684         26,460
                                                    159,980
[ICON OMITTED]
INDIA -- 11.7%

Aptech Ltd.                            2,200         48,926
Aptech Ltd.                              500         11,120(h)
Aptech Ltd.                            2,190         45,168(a)
Bharat Heavy Electricals Ltd.            761          4,260
BSES Ltd.                              1,450          4,956
Cipla Ltd.                               400         13,200(h)
Cipla Ltd.                               650         21,449
Dr. Reddy's Laboratories Ltd.          2,400         48,764(a)
HDFC Bank Ltd.                           131          7,040
Leading Edge Systems Ltd.                800          9,098(a)

----------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                           EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                                       NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
Mastek Ltd.                            2,200 $       42,509
NIIT Ltd.                              2,867        126,709
NIIT Ltd.                                 50          2,210(h)
Pentafour Software & Exports
   Ltd. GDR                            6,000        177,490
Satyam Computer Services Ltd.          3,064        117,144(a)
Sun Pharmaceutical
   Industries Ltd.                     1,889         21,829
Tata Infotech Ltd.                       450         17,886
Wipro Ltd.                               342         32,432
Zee Telefilms Ltd.                       700         16,281(a)
Zee Telefilms Ltd.                     2,500         58,147
                                                    826,618

INDONESIA -- 0.5%

PT Astra International Inc.           79,500          7,582(a)
PT Gudang Garam                        2,500          3,331
PT Hanjaya Mandala Sampoerna          11,000          9,029(a)
PT International Nickel               13,000          7,139
PT Mulia Industrindo                 118,500          4,452
PT Unilever Indonesia                    500          1,012
                                                     32,545
[ICON OMITTED]

ISRAEL -- 10.6%

Comverse Technology Inc.                 999         84,915(a)
ECI Telecommunications Ltd.            2,083         72,905
Fundtech Ltd.                          2,939         88,538(a)
Geo Interactive Media
   Group PLC                          18,330         22,935(a)
New Dimension Software Ltd.            3,694        191,626(a)
Orbotech Ltd.                          1,714         84,200(a)
Paradigm Geophysical Ltd.              1,452          7,260(a)
Sapiens International Corp. N.V.       8,218         85,775(a)
Tecnomatix Technologies Ltd.           3,191         42,281(a)
Teva Pharmaceutical Industries
   Ltd. ADR                            1,415         67,124
                                                    747,559

KAZAKHSTAN -- 1.1%

Efes Sinai Yatirim
   Holding A.S.                    4,163,053         58,029(a)
Kazkommertsbank GDR                    4,279         18,186(a)
                                                     76,215
[ICON OMITTED]
MEXICO -- 14.7%

Cemex S.A. de C.V.                     8,051         33,793
Cifra S.A. de CV                      34,179         53,649(a)
Coca-Cola Femsa S.A. de
   C.V. ADR                            3,338         54,451
Controladora Comercial
   Mexicana S.A. de C.V.              44,447         43,709
Desc S.A. de C.V. (Series B)          39,311         47,084
Fomento Economico Mexicano
   S.A. de C.V. ADR                    1,609         49,778
Geo S.A. de C.V.                      24,640         71,709(a)
Gruma S.A. de C.V. (Series B)         14,111         30,689(a)
Grupo Carso S.A. de C.V. ADR           3,305         26,853
Grupo Continental S.A.                19,914         56,491
Grupo Elektra S.A. de C.V.             1,766         11,479


                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Grupo Financiero Banamex
   Accival S.A. de C.V. (Class B)     25,314    $    52,660(a)
Grupo Financiero Bancomer
   S.A. ADR (Series C)                11,782         78,056(b)
Grupo Financiero Banorte S.A.
   de C.V.                            73,341         96,011(a)
Grupo Industrial Bimbo S.A.
   de CV                              20,716         46,142
Grupo Televisa S.A. GDR                3,814        119,664
Kimberly-Clark de Mexico, S.A.
   de C.V.                             7,430         27,986
Pepsi-Gemex S.A.                       1,430         12,959(a)
Telefonos De Mexico S.A. ADR           1,616        105,848
TV Azteca S.A. de C.V. ADR               749          4,681
Vitro S.A. ADR                         2,083         12,107
                                                  1,035,799

NETHERLANDS -- 0.4%

Indigo N.V.                            5,871         30,456(a)

PANAMA -- 0.1%

Banco Latinoamericano de
   Exportaciones, S.A.                   223          5,798

PHILIPPINES -- 1.9%

Benpres Holdings Corp.               178,700         27,670(a)
Metropolitan Bank & Trust Co.          6,800         53,961
Philippine Commercial
   International Bank                  4,010         22,663
San Miguel Corp. S.A.                 14,700         24,468
Solid Group Inc.                     192,600          3,082(a)
SPI Technologies Inc.                  8,800          5,904
                                                    137,748

POLAND -- 3.2%

Agora S.A. GDR (Regd.)                 2,109         22,250(a)
Elektrim Spolka Akcyjna S.A.           4,592         48,851
Prokom Software S.A. GDR               4,310         71,977(b)
Telekomunikacja
   Polska S.A. GDR                    15,261         80,883(a,b)
                                                    223,961

RUSSIA -- 1.2%

Oyj Hartwall Abp                       2,110         26,465
PLD Telekom Inc.                      12,787         49,549(a)
Sun Brewing Ltd. GDR                   3,894          9,930(a)
                                                     85,944

SINGAPORE -- 1.4%

Datacraft Asia Ltd.                   42,689         99,892

SOUTH AFRICA -- 3.8%

Dimension Data Holdings Ltd.          13,734         61,072(a)
Education Investment Corp. Ltd.       22,752         27,693
M-Cell Ltd.                           10,562         16,456
Metro Cash & Carry Ltd.               71,881         55,995
Nedcor Ltd.                            3,747         83,676
Network Healthcare
   Holdings Ltd.                     103,107         20,080
                                                    264,972

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH KOREA -- 5.7%

Dae Duck Electronics Co.                 731    $    54,453
Medison Co. Ltd.                       8,067         81,525(a)
Mirae Co.                              7,980         28,876
Pohang Iron & Steel Co.
   Ltd. ADR                            1,220         74,592
S1 Corp.                                 217         41,030
Samsung Display Devices Co.              230         11,303
Samsung Electronics                      610         47,229
Sindo Ricoh Co.                          640         23,315
Youngone Corp.                         1,620         42,646
                                                    404,969
[ICON OMITTED]

TAIWAN -- 6.1%

Asustek Computer Inc.                  4,000         33,791(a)
Chroma Ate Inc.                        6,000         13,034(a)
Compal Electronics Inc.               23,000         60,371
Compeq Manufacturing Co. Ltd.          6,000         28,602(a)
D-Link Corp.                          20,000         35,601(a)
Far Eastern Textile Ltd.              59,000         58,030
Hon Hai Precision Industry             7,000         37,381(a)
Ritek Inc                              6,000         20,093(a)
Taiwan Semiconductor
   Manufacturing Co.                  34,400        107,938(a)
Taiwan Semiconductor
   Manufacturing Co. ADR                 515         12,167(a)
Yageo Corp.                           30,000         25,886(a)
                                                    432,894

THAILAND -- 0.5%

Banpu Public Co. Ltd.                  4,400          5,155(a)
Hana Microelectronics Public
   Co. Ltd.                            4,300          7,443(a)
Siam Cement Public Co. Ltd.            1,000         20,237(a)
                                                     32,835

TURKEY -- 3.3%

Aksigorta A.S.                       887,892         46,412
Dogan Yayin Holding                4,238,928         29,543(a)
Enka Holding Yatirim A.S.            113,276         17,612
Migros Turk T.A.S.                    41,072         53,948
Tansas A.S.                          262,957         82,824
                                                    230,339

TOTAL COMMON STOCK
   (COST $5,356,774)                              6,187,727

--------------------------------------------------------------------------------
PREFERRED STOCK -- 8.7%
--------------------------------------------------------------------------------
Banco do Estado de Sao
   Paulo S.A.                        524,024         23,833
Companhia Brasileira de
   Distribuicao Grupo Pao
   de Acucar                       2,546,351         37,564
Companhia Energetica de
   Minas Gerais                    3,091,553         69,132
Companhia Paranaense de
   Energia-Copel                   8,667,753         65,400(a)
Companhia Riograndense
   de Telecomunicacoes                14,839          4,500

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Companhia Vale Do Rio Doce             1,357  $      19,979(a)
Embratel Participacoes S.A. ADR        3,230         53,900(a)
Telecomunicacoes de Sao
   Paulo S.A. - Telesp               612,479         75,176
Telesp Celular S.A.                  598,000         22,316(a)
Tele Centro Sul
   Participacoes S.A. ADR                584         26,973(a)
Tele Norte Leste
   Participacoes S.A. ADR                442          6,796(a)
Telecomunicacoes
   Brasileiras S.A. ADR                2,474        199,466(a)
Telesp Celular Participacoes
   S.A. ADR                              291          6,093


TOTAL PREFERRED STOCK
   (COST $554,926)                                  611,128

TOTAL INVESTMENTS IN SECURITIES
   (COST $5,911,700)                              6,798,855

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $ 26,485)                    26,485         26,485

OTHER ASSETS AND LIABILITIES,
   NET 3.2%                                         223,396
                                                -----------


NET ASSETS-- 100%                                $7,048,736
                                                ===========


OTHER INFORMATION
--------------------------------------------------------------------------------
The Emerging Markets Fund invested in the following sectors at March 31, 1999:

                                         PERCENTAGE (BASED ON
SECTOR                                     TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Capital Equipment                                29.66%
Services                                         29.33%
Finance                                          12.47%
Consumer Goods                                   12.65%
Materials                                         5.85%
Energy                                            3.80%
Multi Industry                                    2.33%
Cash and Other                                    3.91%
                                                --------
                                                 100.00%
                                                --------
                                                --------

----------
See Notes to Schedule of Investments and Notes to Financial statements.

[ICON OMITTED]
ICONS REPRESENT THE TOP FIVE COUNTRY WEIGHTINGS IN THE EMERGING MARKETS FUND AT MARCH 31, 1999.

                                                                    INCOME FUNDS
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER HIS MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGING THE INCOME AND MONEY MARKET FUNDS. BOB JOINED GE INVESTMENTS IN 1986 AS A MUTUAL FUND PORTFOLIO MANAGER AND WAS APPOINTED TO HEAD THE TAXABLE FIXED INCOME TEAM IN 1992, AND THE TAX-EXEMPT FIXED INCOME TEAM IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN THE AREAS OF DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HAS HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. DESCRIBE WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 1999.
A. The past six months have certainly been volatile for the fixed income markets. As we entered October the market was still reacting to the turmoil caused by the Russian debt default in August and the near collapse of Long Term Capital Management -- a large hedge fund -- in September. Investors' "flight to quality" drove the yield on 30-Year U.S. Treasury Bonds to a record low of 4.7%. Lower quality bonds, especially high yield bonds and emerging market debt significantly underperformed the market. The Federal Reserve (the "Fed") cut short-term interest rates three times to help restore stability and confidence to the markets.

    As the crisis receded, the market returned its focus to the fundamentals. Fears of recession were replaced with concerns that an overheating economy might put upward pressure on inflation. Low unemployment and a buoyant stock market boosted consumer income, confidence and spending. Low mortgage rates helped the housing sector reach record levels of activity. Adding to the bond markets worries were a 40% jump in the price of oil and comments by Fed Chairman Alan Greenspan that the Fed was re-evaluating the appropriateness of the three easings of monetary policy of 1998. These factors combined to send the yield on long U.S. Treasury Bonds to 5.7% in early March -- an increase of 100 basis points from the October lows. The front end of the yield curve fared even worse as market expectations of Fed policy switched from easing to possible tightening. The yield on two-year U.S. Treasury Notes, which reached a low in October 1998 of 3.8%, rose to 5.2% in March 1999.

INCOME FUND

Q. HOW DID THE INCOME FUND PERFORM AGAINST ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Income Fund posted a return of -0.15% for the six-month period ended March 31, 1999. For the same period, the Lehman Brothers Aggregate Bond Index returned -0.17%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. The widening of corporate and mortgage spreads to U.S. Treasury securities which occurred in the third quarter of 1998 presented many opportunities for value. We increased our exposure to those sectors and benefited as they outperformed Treasuries. On the other hand, our greater interest rate exposure (duration) was a drag on performance as interest rates rose.

MONEY MARKET FUND

Q. HOW DID THE MONEY MARKET FUND PERFORM AGAINST ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999?
A. The Money Market Fund posted a return of 2.45% for the six-month period ended March 31, 1999. For the same period, the 90-day Treasury Bill was 2.23%.

Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. During the fourth quarter of 1998, we extended the average maturity of the fund due to the steepness of the money market yield curve and to lock-in the higher yields available over year-end. As these investments matured in the first quarter of 1999, we allowed the average maturity to shorten as the yield curve flattened and expectations of further Fed monetary policy easing diminished.

OVERALL

Q.  WHAT IS YOUR OUR LOOK FOR THE BOND MARKET?
A. At this time we have a very benign inflation outlook as global excess capacity and new technologies, such as the internet, limit corporations' pricing power. Real interest rates are attractive. If, however, the level of economic activity continues to grow at the robust rate we've seen of late, the Federal Reserve may decide to tighten monetary policy so as to prevent a resurgence of inflation. Until we see clearer indication of the direction we are headed -- slower growth or higher inflation -- the market will continue to trade in a range around current levels.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

                              [LINE GRAPH OMITTED]

                         Income Fund                        LB Aggregate
11/21/97                $10000.00                          $10000.00
                         10014.43                           10000.00
                         10112.09                           10101.00
Jan-98                   10252.98                           10230.29
                         10241.99                           10222.11
Mar-98                   10290.76                           10256.86
                         10339.73                           10310.20
May-98                   10451.54                           10408.15
                         10544.23                           10496.62
Jul-98                   10566.63                           10518.66
                         10691.39                           10690.11
Sep-98                   10921.11                           10940.26
                         10836.11                           10882.28
Nov-98                   10919.54                           10944.31
                         10967.82                           10977.14
Jan-99                   11053.01                           11055.08
                         10819.59                           10861.61
Mar-99                   10904.74                           10921.35

--------------------------------------------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------

                       SIX      ONE     SINCE
                     MONTHS    YEAR   INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Income Fund           (0.15)%   5.97%   6.58%        11/21/97
--------------------------------------------------------------------------------
LB Aggregate          (0.17)%   6.48%   6.86%
--------------------------------------------------------------------------------

                               INVESTMENT PROFILE

                  A mutual fund designed for investors who seek
                maximum income consistent with prudent investment
                  management and the preservation of capital by
                      investing in fixed income securities.

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE GRAPH OMITTED]

                             MORTGAGE BACKED 35.0%
                             U.S. GOVERNMENTS 34.7%
                             CORPORATE NOTES 22.4%
                                CASH & OTHER 7.9%



--------------------------------------------------------------------------------
                               QUALITY RATINGS AT
                                 MARCH 31, 1999
--------------------------------------------------------------------------------

           Moody's/                     Percentage of
          S&P Rating+                    Net Assets
--------------------------------------------------------------------------------
            Aaa/AAA                        76.7%
--------------------------------------------------------------------------------
           A to A/A                        10.6%
--------------------------------------------------------------------------------
           Below A/A                       10.0%
--------------------------------------------------------------------------------
             Other                          2.7%
--------------------------------------------------------------------------------

+ MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                   INCOME FUND

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 97.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 15.7%
U.S. Treasury Bonds
10.625%     08/15/15              $   346,000 $     518,512 (e)
8.125%      08/15/19               1,862,000      2,344,668 (e)
8.125%      05/15/21               1,151,000      1,461,413 (e)
5.25%       11/15/28                 629,000        586,643 (e)
5.25%       02/15/29               2,389,000      2,258,346 (e)
                                                  7,169,582
U.S. Treasury Notes
5.375%      06/30/00                 156,000        156,805 (e)
5.25%       08/31/00                 133,000        133,207 (e)
4.50%       01/31/01                 940,000        931,775 (e)
6.50%       08/31/01                 519,000        535,541 (e)
4.75%       02/15/04                 630,000        620,355 (e)
5.625%      05/15/08               1,019,000      1,037,311 (e)
4.75%       11/15/08                 125,000        120,410 (e)
                                                  3,535,404
U.S. Treasury STRIP
5.91%       02/15/12               1,020,000        482,154 (e)
TOTAL U.S. TREASURIES
   (COST $11,374,584)                            11,187,140

FEDERAL AGENCIES -- 19.0%
Federal Home Loan Bank
5.62%       08/10/00               1,000,000      1,003,910
5.625%      03/19/01                 260,000        261,503
                                                  1,265,413
Federal Home Loan Mortgage Corp.
5.00%       02/15/01               1,140,000      1,135,725
6.22%       03/18/08                 230,000        229,462
5.75%       04/15/08                 360,000        356,738
5.125%      10/15/08                 280,000        264,732
6.50%       TBA                    3,706,541      3,692,641 (c)
7.00%       TBA                      145,000        146,971 (c)
                                                  5,826,269
Federal National Mortgage Assoc.
5.67%       05/26/00                 900,000        905,625
5.56%       07/24/00                 695,000        697,064
5.10%       09/25/00                 646,000        643,978
5.38%       01/16/01                 185,000        185,231
5.75%       04/15/03                  71,000         71,610
5.125%      02/13/04                 655,000        643,230
6.99%       07/09/07                 300,000        308,061
5.64%       12/10/08                 290,000        282,634
6.04%       02/25/09               1,105,000      1,088,767


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.247%      03/25/21              $   223,000$      221,955
6.16%       08/07/28                 615,000        605,105
                                                  5,653,260
Small Business Administration
6.55%       12/01/17                 460,194        465,659
6.125%      01/01/18                 322,390        319,921
                                                    785,580
TOTAL FEDERAL AGENCIES
   (COST $13,561,364)                            13,530,522

AGENCY MORTGAGE BACKED -- 29.4%
Federal Home Loan Mortgage Corp.
7.50%       09/01/12                 241,875        249,509
8.00%       08/01/24                  23,642         24,595
8.00%       10/01/25                  21,308         22,167
8.00%       11/01/26                  29,518         30,708
8.00%       02/01/28                  34,738         36,138
                                                    363,117
Federal National Mortgage Assoc.
9.00%       06/01/09                 245,820        263,949
8.00%       01/01/13               1,132,336      1,165,943
6.50%       04/01/13                 930,955        939,389
7.50%       01/01/14                 506,218        522,352
5.50%       01/01/14 - 03/01/14    1,439,999      1,402,199
9.00%       04/01/16                 134,919        144,911
7.50%       12/01/18                 120,383        123,990
7.50%       12/01/23                 484,281        498,049
6.42%       12/25/23               1,480,000      1,482,775
5.94%       10/01/24                 681,274        684,040
9.00%       11/01/25                 597,014        634,701
8.50%       12/01/26                 268,739        282,176
7.50%       10/01/27               1,534,269      1,576,461
7.00%       01/01/27 - 12/01/27    3,095,115      3,147,145
9.00%       01/01/29                 405,041        430,714
9.50%       01/01/29                 548,104        587,128
6.50%       01/01/29 - 03/01/29    1,117,795      1,112,553
6.50%       TBA                      190,000        189,139 (c)
8.00%       TBA                    1,210,000      1,258,594 (c)
                                                 16,446,208
Government National Mortgage Assoc.
7.00%       03/15/12                 678,698        696,086
9.00%       11/15/16                  95,458        102,348
8.50%       10/15/17                 310,690        329,621
9.00%       01/15/17 - 11/15/17      272,731        292,510
9.50%       12/15/17                  53,905         57,940
9.00%       12/15/21                  40,666         43,652
9.50%       08/15/22                 509,543        551,898
9.50%       08/15/23                 101,737        109,971
6.50%       03/15/24                 497,103        496,169
7.00%       10/15/27                 174,287        176,955

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
6.50%       04/15/28              $  583,232  $     580,677
7.00%       04/15/28                 402,089        408,245
9.50%       03/15/29                 300,000        326,531
                                                  4,172,603
TOTAL AGENCY MORTGAGE BACKED
   (COST $21,028,857)                            20,981,928

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%
Federal Home Loan Mortgage Corp.
5.75%       06/15/23                 155,000        153,499
Federal National Mortgage Assoc. REMIC
6.23%       05/25/14                 449,929        452,038 (d)
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $606,670)                                  605,537

ASSET BACKED -- 2.1%
Capital One Master Trust
5.43%       01/15/07                 145,000        142,848
Chase Credit Card Master Trust
6.00%       08/15/05                 140,000        141,312
Citibank Credit Card Master Trust
5.75%       01/15/03                  22,000         22,055
5.50%       02/01/06                 137,000        135,214
Discover Card Master Trust I
5.75%       10/16/03                 101,000        100,936
5.30%       08/15/04                  83,000         82,001
5.60%       05/15/06                 395,000        391,112
First USA Credit Card Master Trust
5.28%       09/18/06                 214,000        209,585
Ford Credit Auto Loan Master Trust
5.50%       02/15/03                  59,000         58,959
Green Tree Financial Corp. Series 1993-1
6.90%       04/15/18                  88,790         90,122
Peco Energy Transport Trust
5.80%       03/01/07                  65,000         64,513
6.05%       03/01/09                  65,000         64,431

TOTAL ASSET BACKED
   (COST $1,516,146)                              1,503,088

CORPORATE NOTES -- 22.4%
Abbey National PLC
7.35%       10/29/49                 200,000        202,658
Arizona Public Service Co.
6.25%       01/15/05                  80,000         80,262
Associates Corporation of
   North America
6.375%      10/15/02                 400,000        407,020
5.75%       11/01/03                 125,000        124,192
AT&T Corp.
6.00%       03/15/09                  80,000         79,482
6.50%       03/15/29                  65,000         63,541

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Atlantic City Electric Co.
6.19%       01/17/06              $  205,000   $    203,196
Bank of Scotland
7.00%       11/29/49                  75,000         74,944 (b)
Beckman Instruments Inc.
7.10%       03/04/03                 105,000        103,895
Bell Telephone Co. - Pennsylvania
8.35%       12/15/30                 368,000        445,170
Bellsouth Telecomm Inc.
6.375%      06/01/28                 250,000        238,085
Bertelsmann US Finance
5.375%      01/28/04                 150,000        145,111 (a)
Boston University
7.625%      07/15/97                 250,000        271,500
Brascan Ltd.
7.375%      10/01/02                  80,000         80,192
Carnival Corp.
5.65%       10/15/00                 300,000        300,021
Champion International Corp.
6.40%       02/15/26                  55,000         54,445
Coastal Corp.
6.375%      02/01/09                 100,000         99,148
Coca-Cola Enterprises Inc.
7.00%       10/01/26                  90,000         94,622
Conseco Inc.
6.40%       06/15/01                 191,000        187,825
6.80%       06/15/05                 120,000        115,715
8.70%       11/15/26                  59,000         53,474
Continental Cablevision Inc.
8.30%       05/15/06                 100,000        110,367
Corporacion Andina De Fomento
6.75%       03/15/05                 130,000        123,181
Crown Cork & Seal Co. Inc.
8.375%      01/15/05                  45,000         48,267
CSX Corp.
6.25%       10/15/08                 300,000        294,876
Dayton Hudson Corp.
5.895%      06/15/37                 105,000        105,301
Dow Chemical Co.
8.55%       10/15/09                  80,000         93,378
Duke Energy Corp.
5.375%      01/01/09                 100,000         94,448
Duquesne Light Co.
8.70%       06/01/16                  67,912         74,277
Fairfax Financial Holdings Ltd.
7.375%      04/15/18                 200,000        187,392
Federated Department Stores Inc.
6.125%      09/01/01                 110,000        110,870
Ford Motor Credit Co.
5.80%       01/12/09                  95,000         91,258

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
General Motors Acceptance Corp.
5.75%       11/10/03              $   70,000    $    69,394
6.15%       04/05/07                 160,000        159,461
Goldman Sachs Group L.P.
6.20%       12/15/00                 130,000        130,571 (b)
HCR Manor Care
7.50%       06/15/06                  75,000         74,879
Heritage Media Corp.
8.75%       02/15/06                 130,000        138,775
Household Finance Corp.
6.125%      07/15/02                  50,000         50,338
Hydro-Quebec
8.05%       07/07/24                 302,000        349,378
Israel Electric Corp. Ltd.
7.125%      07/15/05                  60,000         60,276 (b)
J.C. Penny Co. Inc.
7.40%       04/01/37                  85,000         88,615
J.P. Morgan & Co.
6.00%       01/15/09                 125,000        120,600
Landesbank Baden-Wuerttember
7.875%      04/15/04                 292,000        315,941
Lasmo USA Inc.
6.75%       12/15/07                  65,000         63,361
LCI International Inc.
7.25%       06/15/07                  90,000         91,696
Lehman Brothers Holdings Inc.
6.90%       03/30/01                 112,000        113,356
8.50%       08/01/15                 220,000        244,578
7.50%       08/01/26                 145,000        150,200
LG&E Capital Corp.
5.75%       11/01/01                 120,000        119,537 (b)
Liberty Property Ltd. Partnership
7.50%       01/15/18                  90,000         78,086
Lubermens Mutual Casualty
8.30%       12/01/37                  40,000         40,776 (b)
MBNA Corp.
6.306%      04/22/03                 150,000        148,450
MCI Communications Corp.
6.125%      04/15/02                 200,000        201,824
MCI WorldCom Inc.
6.13%       08/15/01                  70,000         70,648
6.40%       08/15/05                 105,000        106,224
8.875%      01/15/06                 150,000        161,559
Merita Bank Ltd.
7.15%       12/29/49                 250,000        249,680 (b)
Monsanto Co.
5.75%       12/01/05                  80,000         78,132
6.60%       12/01/28                  80,000         76,714 (b)
Morgan Stanley, Dean Witter
5.625%      01/20/04                  65,000         64,189

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Nabisco Inc.
6.125%      02/01/33              $   95,000    $    91,759
Natexis AMBS Co. LLC
8.44%       12/29/49                  85,000         83,967 (b)
National Rural Utilities Cooperative
6.046%      04/15/03                 100,000        100,656
5.50%       01/15/05                  45,000         44,082
National Westminster Bank PLC
7.75%       04/29/49                 271,000        282,293
Newcourt Credit Group Inc.
6.875%      02/16/05                  70,000         71,628
Newell Co.
6.35%       07/15/08                 105,000        105,076
News America Holdings Inc.
8.15%       10/17/36                 368,000        399,140
Noram Energy Corp.
6.375%      11/01/03                  80,000         78,962
Norfolk Southern Corp.
7.90%       05/15/97                 119,000        131,114
Northrop-Grumman Corp.
8.625%      10/15/04                  75,000         82,698
Occidental Petroleum Corp.
7.375%      11/15/08                 115,000        115,672
Pepsi Bottling Holdings Inc.
5.375%      02/17/04                 200,000        196,008 (b)
5.625%      02/17/09                  70,000         67,900 (b)
Philip Morris Cos. Inc.
7.25%       09/15/01                  80,000         82,331
Phillips Petroleum Co.
6.375%      03/30/09                 100,000         99,816
Pitney Bowes Credit
9.25%       06/15/08                 100,000        121,190
Raytheon Co.
6.75%       08/15/07                 100,000        102,523
RJR Nabisco Inc.
7.625%      09/15/03                 225,000        230,276
Safeway Inc.
5.75%       11/15/00                  75,000         75,053
Sprint Capital Corp.
5.70%       11/15/03                  70,000         69,083
6.125%      11/15/08                  70,000         68,815
6.875%      11/15/28                  95,000         93,803
Stop & Shop Cos. Inc.
9.75%       02/01/02                  50,000         54,519
Sun Life Canada Capital Trust
8.526%      05/29/49                 301,000        308,098 (b)
SunAmerica Inc.
5.60%       07/31/97                 390,000        320,034
Suntrust Banks Inc.
6.00%       01/15/28                  80,000         78,867
Tele-Communications Inc.
9.80%       02/01/12                  80,000        104,866

-----------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Texas Utilities Co.
5.94%       10/15/01              $  340,000    $   342,798
Time Warner Inc.
10.15%      05/01/12                 263,000        342,799
Time Warner Pass-Through Asset Trust
6.10%       12/30/01                  90,000         90,698 (b)
Times Mirror Co.
6.61%       09/15/27                 110,000        113,792
Toledo Edison Co.
7.38%       03/31/00                 411,000        415,311
Turner Broadcasting Systems Inc.
8.38%       07/01/13                 115,000        133,172
Tyco International Group S.A.
6.25%       06/15/03                 140,000        140,916
6.125%      11/01/08                  85,000         83,367 (b)
7.00%       06/15/28                  95,000         93,914
U.S. West Capital Funding Inc.
6.125%      07/15/02                  40,000         40,417
6.875%      07/15/28                  60,000         60,044
Union Pacific Corp.
6.79%       11/09/07                 140,000        143,283
United Illuminating Co.
6.25%       12/15/02                  30,000         29,812
United Parcel Service Inc.
8.375%      04/01/30                 147,000        176,393
USA Waste Services Inc.
6.125%      07/15/01                 150,000        150,660
USX Marathon Group
9.80%       07/01/01                  80,000         86,034
8.125%      07/15/23                  80,000         84,654
Viacom Inc.
7.75%       06/01/05                 307,000        327,345
Washington Mutual Capital
8.375%      06/01/27                  70,000         73,514
Waste Management Inc.
6.65%       05/15/05                 105,000        107,245
Westdeutsche Landesbank
6.75%       06/15/05                 150,000        151,308
Williams Cos. Inc.
6.125%      02/15/02                 155,000        155,358
Yale University
7.375%      04/15/96                 461,000        511,927
Zurich Capital Trust
8.376%      06/01/37                 100,000        106,006 (b)

TOTAL CORPORATE NOTES
   (COST $16,140,960)                            15,996,347

NON-AGENCY MORTGAGE BACKED SECURITIES -- 5.6%
Chase Commercial Mortgage Securities Corp.
6.39%       11/18/08                 249,000        249,389

                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp.
6.49%       05/15/08              $   138,000  $    138,905
DLJ Commercial Mortgage Corp.
6.24%       11/12/31                 276,000        273,240
GMAC Commercial Mortgage Security Inc.
6.42%       08/15/08                 138,000        139,013
9.88%       08/15/23               2,256,862         93,801 (d)
GS Mortgage Securities Corp.
6.86%       07/13/30                 250,000        258,203
Merrill Lynch Mortgage Investors Inc.
6.39%       02/15/30                 114,000        114,196
Morgan Stanley Capital Inc.
6.86%       05/15/06                 271,035        278,447 (b)
6.52%       01/15/08                 133,000        134,268
6.21%       09/15/08                 410,000        405,900
9.81%       04/15/23               1,111,064         47,567 (d)
6.01%       11/15/30                 161,170        160,767
6.48%       11/15/30                 275,000        276,977
9.96%       11/15/31               1,733,990         88,054 (b,d)
Nationslink Funding Corp.
6.001%      11/20/07                  92,026         91,796
6.476%      07/20/08                 275,000        276,934
Sawgrass Finance REMIC Trust
6.45%       01/20/06                 334,000        335,931
Vornado Finance Corp.
6.36%       12/01/00                 640,000        645,500 (b)
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $4,028,929)                              4,008,888

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.9%
Blackrock Capital Finance
6.266%      11/25/28                 122,874        120,263
7.22%       11/25/28                 350,000        349,344
7.25%       11/25/28                 207,651        178,840
Salomon Brothers Mortgage Securities Inc.
7.00%       07/25/24                 748,217        701,513
TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,403,776)                              1,349,960
TOTAL BONDS AND NOTES
   (COST $69,661,286)                            69,163,410

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.3%
--------------------------------------------------------------------------------
CORPORATE PREFERRED
Centaur Funding Corp. (Series B),
   9.08%                                 125        138,871 (b)
LaSalle National , 6.46%                  35         37,713
TCI Communications Inc., 10.00%        3,200         86,600

TOTAL PREFERRED STOCK
   (COST $249,625)                                  263,184

-------------
See Notes to Schedule of Investments and Notes to Financial statements.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $69,910,911)                           $69,426,594

SHORT-TERM INVESTMENTS -- 8.7%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund         6,348          6,348


                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank
4.80%       04/01/99              $6,210,000      6,210,000
TOTAL SHORT-TERM INVESTMENTS
   (COST $6,216,348)                              6,216,348


                                        NUMBER
                    EXPIRATION DATE/      OF
                      STRIKE PRICE     CONTRACTS       VALUE
--------------------------------------------------------------------------------

CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes   Apr 99/98.56       (604)          (47)
U.S. Treasury Notes   Apr 99/99.56       (595)         (191)
U.S. Treasury Notes   Apr 99/98.72       (600)         (609)
   (WRITTEN OPTION PREMIUM $(4,922))                   (847)

--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes   Apr 99/92.56       (604)         (660)
U.S. Treasury Notes   Apr 99/93.56       (595)       (3,665)
U.S. Treasury Notes   Apr 99/92.72       (600)       (3,047)
   (WRITTEN OPTION PREMIUM $(5,439))                 (7,372)

OTHER ASSETS AND LIABILITIES,
   NET (6.0)%                                    (4,312,767)
                                                ------------
NET ASSETS-- 100%                               $71,321,956
                                                ============

------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              [LINE GRAPH OMITTED]
                         Money Market Fund                  90 Day T-bill
12/2/97                     $10000.00                          $10000.00
                             10045.17                           10043.00
Jan-98                       10091.62                           10085.36
                             10132.93                           10128.29
Mar-98                       10178.79                           10170.85
                             10223.34                           10212.93
May-98                       10269.49                           10254.78
                             10313.99                           10297.38
Jul-98                       10360.68                           10340.15
                             10407.71                           10382.12
Sep-98                       10453.23                           10419.19
                             10498.50                           10456.19
Nov-98                       10541.31                           10495.20
                             10585.27                           10533.60
Jan-99                       10628.80                           10572.57
                             10667.30                           10612.34
Mar-99                       10709.49                           10651.26

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                      FOR THE PERIODS ENDED MARCH 31, 1999
--------------------------------------------------------------------------------


                         SIX     ONE    SINCE
                       MONTHS   YEAR  INCEPTION  COMMENCEMENT
--------------------------------------------------------------------------------
Money Market Fund       2.45%   5.21%   5.29%         12/2/97
--------------------------------------------------------------------------------
90 day T-Bill           2.23%   4.72%   4.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     SECTOR ALLOCATION AS OF MARCH 31, 1999
--------------------------------------------------------------------------------

                              [PIE GRAPH OMITTED]
                             U.S. GOVERNMENTS 34.6%
                         CERTIFICATES OF DEPOSITS 15.3%
                             COMMERICAL PAPER 50.0%
                               CASH & OTHER 0.1%

--------------------------------------------------------------------------------
                          FUND YIELD AT MARCH 31, 1999
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7 day current                    4.63%+            4.35%
--------------------------------------------------------------------------------
7 day effective                  4.74%             4.44%
--------------------------------------------------------------------------------


CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

                               INVESTMENT PROFILE
              A mutual fund designed for investors who seek a high
           level of current income consistent with the preservation of capital and maintenance of liquidity by investing in U.S. dollar denominated, short-term money market instruments.

     AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at March 31, 1999.

                            SEE NOTES TO PERFORMANCE.
               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                              SCHEDULE OF INVESTMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                MONEY MARKET FUND

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS (d) -- 34.6%

Federal Agricultural Mortgage
   Corp.
4.82%       4/14/99                 $240,000     $  239,589
Federal Home Loan Bank
4.74%       07/07/99                 310,000        306,133
Federal Home Loan Mortgage Corp.
4.71%       04/14/99                 530,000        529,091
4.71%       04/15/99                 300,000        299,447
4.75%       04/19/99                 150,000        149,647
4.96%       04/23/99                 280,000        279,172
4.87%       06/15/99                 220,000        217,823
Federal National Mortgage Assoc.
4.99%       04/01/99                 390,000        390,000
4.95%       04/08/99                 110,000        109,898

TOTAL U.S. GOVERNMENTS
   (COST $2,520,800)                              2,520,800


COMMERCIAL PAPER -- 50.0%

Abbey National PLC
4.81%       05/17/99                 290,000        288,218
Bank of Montreal
4.87%       04/23/99                 300,000        300,000
Bank of Nova Scotia
4.828%      05/28/99                 280,000        277,860
BankAmerica Corp.
4.80%       04/21/99                 290,000        289,227
Citicorp
4.86%       04/06/99                 290,000        289,804
Credit Suisse
4.88%       04/14/99                 300,000        299,471
First Union Corp.
4.79%       04/20/99                 290,000        289,267
Halifax Building Society
4.73%       05/05/99                 290,000        288,705
Morgan (J.P.) & Co. Inc.
4.81%       07/02/99                 290,000        286,435
Morgan Stanley Group Inc.
4.85%       06/02/99                 290,000        287,578
Societe General North America Inc.
4.78%       04/26/99                 290,000        289,037
UBS Finance Delaware Inc.
4.81%       05/03/99                 220,000        219,059
Wells Fargo Company
4.81%       04/12/99                 230,000        229,662

TOTAL COMMERCIAL PAPER
   (COST $3,634,323)                              3,634,323

                                   PRINCIPAL      AMORTIZED
                                      AMOUNT           COST
--------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT -- 15.3%

Bayerische Hypotheken Bank
4.87%       05/19/99                $230,000     $  230,000
Canadian Imperial Bank of
   Commerce
4.84%       04/28/99                 300,000        300,000
Deutsche Bank AG
4.87%       04/22/99                 300,000        300,000
Toronto-Dominion Bank
4.92%       04/14/99                 280,000        280,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $1,110,000)                              1,110,000


TOTAL SHORT-TERM INVESTMENTS
   (COST $7,265,123)                              7,265,123


OTHER ASSETS AND LIABILITIES,
   NET 0.1%                                           8,778
                                                -----------


NET ASSETS-- 100%                                $7,273,901
                                                ===========

--------------
See Notes to Schedule of Investments and Notes to Financial statements.

                                 NOTES TO PERFORMANCE MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), the S&P 400 MidCap Composite Price Index of stocks (S&P MidCap 400), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Europe,
Australasia,   Far  East  Index  (MSCI  EAFE),   the  Morgan   Stanley   Capital
International Europe Index, (MSCI Europe), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF), and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400 is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. MSCI EAFE is a composite of foreign securities traded in 22 developed markets representing Europe, Australasia and Far East. MSCI Europe is a composite of securities traded in 15 developed markets in Europe. MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90-Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 912 taxable money market funds.

A number of the broad market returns are not available from the funds' commencement of investment operations through March 31, 1999 and therefore are calculated from the month end nearest to the funds' commencement of operation date.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, and S&P 500 are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard &Poor's, and and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the fund or any member of the public regarding the advisability of investing in the securities generally or in this fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                                   NOTES TO SCHEDULES OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $56,895, $313,243, $710,497 and $2,839,414 or 0.6%, 4.4%, 0.5%, and 4.0% of
    net assets for the Europe Equity, Emerging Markets Fund, International Equity Fund, and Income Fund, respectively. These securities have been determined to be liquid using guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) At March 31, 1999, all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.

(f) Rights - Sociedad Quimica y Minera de Chile S.A. rights expires 4/7/99.

(g) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(h) At March 31, 1999, this security was being re-registered by the Indian exchange. As a function of this process, shares are illiquid during the period of re-registration.

(i) Securities with limited voting rights.

(j) Non-convertible savings shares with no voting rights.

ABBREVIATIONS:
ADR -- American Depositary Receipt
GDR -- Global Depository Receipt
Regd. -- Registered
REMIC -- Real Estate Mortgage Investment Conduit
SDR -- Special Drawing Rights
STRIPS -- Separate Trading of Registered Interest
                and Principal of Security

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED (MARCH 31, 1999 DATA IS UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                                        MID-CAP
                                                        U.S.                   S&P 500                 MID-CAP           VALUE
                                                       EQUITY                  INDEX                   GROWTH           EQUITY
                                                       FUND                    FUND                    FUND              FUND
                                                3/31/99      9/30/98     3/31/99     9/30/98     3/31/99     9/30/98    3/31/99
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                    --        11/25/97       --       11/25/97       --       11/25/97   12/31/98
Net asset value, beginning of period ..........   $10.62   $    10.00      $10.85   $  10.00       $8.87    $  10.00      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................     0.05         0.11        0.09       0.14        0.03        0.04        0.03
   Net realized and unrealized gains (losses)
      on investments ..........................     2.74         0.52        2.91       0.72        1.68       (1.16)       0.09
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS      2.79         0.63        3.00       0.86        1.71       (1.12)       0.12
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................     0.13         0.01        0.17       0.01        0.05        0.01        0.00
   Net realized gains .........................     0.25         0.00        0.00       0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.38         0.01        0.17       0.01        0.05        0.01        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $13.03   $    10.62      $13.68   $  10.85      $10.53   $    8.87      $10.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................    26.71%         6.28%     27.85%      8.63%      19.39%     (11.25%)      1.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ... $161,062      $114,553    $25,803      $20,186   $15,774     $13,208     $10,117
   Ratios to average net assets:
      Net investment income* ..................     0.97%         1.21%      1.38%        1.57%     0.64%       0.53%       1.30%
      Net Expenses* ...........................     0.43%         0.42%      0.15%        0.15%     0.55%       0.55%       0.65%
   Portfolio turnover rate ....................       28%           29%         2%           1%       44%         14%          7%

                                                     SMALL-CAP              INTERNATIONAL        EUROPE           EMERGING
                                                   VALUE EQUITY                EQUITY            EQUITY            MARKETS
                                                      FUND                     FUND               FUND              FUND
                                                 3/31/99     9/30/98     3/31/99     9/30/98     3/31/99     3/31/99     9/30/98
-----------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                     --        8/3/98        --       11/25/97     1/29/99       --       11/25/97
Net asset value, beginning of period ..........  $  8.91       $10.00     $10.06  $    10.00      $10.00       $6.78      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................     0.01         0.02       0.02        0.14(b)     0.02        0.02        0.07
   Net realized and unrealized gains (losses)
      on investments ..........................    (0.24)       (1.11)      2.34       (0.07)(b)   (0.40)       2.63       (3.26)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     (0.23)       (1.09)      2.36        0.07       (0.38)       2.65       (3.19)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................     0.03         0.00       0.12        0.01        0.00        0.02        0.03
   Net realized gains .........................     0.00         0.00       0.35        0.00        0.00        0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................     0.03         0.00       0.47        0.01        0.00        0.02        0.03
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................    $8.65        $8.91     $11.95  $    10.06       $9.62       $9.41     $  6.78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................    (2.57%)     (10.90%)    23.90%       0.66%      (3.80%)     39.15%     (31.96%)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...   $8,806       $9,056   $136,761    $114,414      $9,619      $7,049      $5,063
   Ratios to average net assets:
      Net investment income* ..................     0.23%        1.68%      0.29%       1.72%       1.33%       0.56%       0.82%
      Net Expenses* ...........................     0.70%        0.70%      0.63%       0.64%       0.75%       1.05%       1.05%
   Portfolio turnover rate ....................      117%          19%        27%         53%         19%         53%         77%

                                                                                 MONEY
                                                          INCOME                 MARKET
                                                           FUND                  FUND
                                                   3/31/99     9/30/98     3/31/99     9/30/98
-----------------------------------------------------------------------------------------------
INCEPTION DATE                                       --       11/21/97       --        12/2/97
Net asset value, beginning of period ..........     $10.39     $  10.00       $1.00   $  1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ......................       0.28         0.51        0.02      0.04
   Net realized and unrealized gains (losses)
      on investments ..........................      (0.29)        0.39        0.00      0.00
-----------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS       (0.01)        0.90        0.02      0.04
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ......................       0.29         0.51        0.02      0.04
   Net realized gains .........................       0.18         0.00        0.00      0.00
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................       0.47         0.51        0.02      0.04
-----------------------------------------------------------------------------------------------
Net asset value, end of period ................      $9.91     $  10.39       $1.00   $  1.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................       (.15%)       9.21%       2.45%     4.53%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ...    $71,322      $71,444      $7,274    $7,012
   Ratios to average net assets:
      Net investment income* ..................       5.69%        5.81%       4.86%     5.33%
      Net Expenses* ...........................       0.31%        0.31%       0.25%     0.25%
   Portfolio turnover rate ....................        120%         323%        N/A       N/A

-----------------
NOTES TO FINANCIAL HIGHLIGHTS

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Periods less than one year are not annualized.
(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in Statement of Changes.
*   Annualized for periods less than one year.



----------
See Notes to Financial Highlights and Notes to Financial Statements.


                                    48 & 49

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  MID-CAP
                                                        U.S.          S&P 500       MID-CAP        VALUE          SMALL-CAP
                                                       EQUITY         INDEX         GROWTH        EQUITY        VALUE EQUITY
                                                       FUND           FUND          FUND           FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments  in  securities,  at  market
      (cost  $131,519,351;   $18,116,559;
      $13,345,772; $9,719,407; $8,648,424;
      $122,793,338; $9,806,295; $5,911,700;
      $69,910,911 and $0 respectively) ...........  $ 158,341,640  $ 24,469,409  $ 14,763,118  $  9,920,548      $  8,629,831
   Short-term investments (at amortized cost) ....      2,673,873     1,331,506     1,355,765       184,745           183,060
   Cash ..........................................             --            --            --            --                --
   Foreign currency (cost $0; $0; $0; $0; $0
      $44,051; $35,337; $216,817; $0 and $0,
      respectively) ..............................             --            --            --            --                --
   Receivable for investments sold ...............        160,731            --            --            --            72,410
   Income receivables ............................        147,813        27,924        21,668        10,584             5,972
   Receivable for fund shares sold ...............     20,847,899            --            --            --                --
   Receivable from GEIM ..........................             --            --            --         1,067                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...............................    182,171,956    25,828,839    16,140,551    10,116,944         8,891,273
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ...................             --            --            --            --                --
   Distributions payable to shareholders .........             --            --            --            --                --
   Payable for investments purchased .............     20,325,286            --       359,368            --            80,382
   Payable for fund shares redeemed ..............        730,000            --            --            --                --
   Payable to GEIM ...............................         48,605         3,359         7,270            --             5,289
   Variation margin on futures ...................          5,700        22,400            --            --                --
   Payable to Custodian ..........................             --           100            --            --                --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................     21,109,591        25,859       366,638            --            85,671
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................   $161,062,365   $25,802,980   $15,773,913   $10,116,944        $8,805,602
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................   $130,035,824   $19,151,408   $15,240,325   $10,000,010       $10,014,220
   Undistributed (overdistributed)
      net investment income ......................        319,540        89,339        23,703        30,111               434
   Accumulated net realized gain (loss) ..........      3,890,703       232,883      (906,861)     (114,318)       (1,190,459)
   Net unrealized appreciation/ (depreciation) on:
      Investments ................................     26,822,289     6,352,850     1,417,346       201,141           (18,593)
      Futures ....................................         (5,963)      (23,500)         (600)           --                --
      Written options ............................             --            --            --            --                --
      Foreign currency related transactions ......            (28)           --            --            --                --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................   $161,062,365   $25,802,980   $15,773,913   $10,116,944       $ 8,805,602
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) .............     12,363,070     1,885,795     1,497,911     1,000,001         1,017,654
Net asset value, offering and redemption
   price per share ...............................       $  13.03      $  13.68      $  10.53      $  10.12           $  8.65


--------------------------------------------------------------------------------------------------------------------------------

                                                       INTERNATIONAL      EUROPE      EMERGING                        MONEY
                                                          EQUITY          EQUITY       MARKETS        INCOME          MARKET
                                                          FUND            FUND          FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments  in  securities,  at  market
      (cost  $131,519,351;   $18,116,559;
      $13,345,772; $9,719,407; $8,648,424;
      $122,793,338; $9,806,295; $5,911,700;
      $69,910,911 and $0 respectively) ...........     $ 132,333,813   $  9,470,506  $ 6,798,855   $ 69,426,594  $           --
   Short-term investments (at amortized cost) ....         3,173,136             --       26,485      6,216,349       7,265,123
   Cash ..........................................                --             --           --             --           2,409
   Foreign currency (cost $0; $0; $0; $0; $0
      $44,051; $35,337; $216,817; $0 and $0,
      respectively) ..............................            43,832         35,343      216,948             --              --
   Receivable for investments sold ...............         2,750,375        299,551      116,166      1,216,849              --
   Income receivables ............................           483,127         16,516       26,360        767,475          13,467
   Receivable for fund shares sold ...............                --             --           --             --              --
   Receivable from GEIM ..........................                --             --           --             --              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ...............................       138,784,283      9,821,916    7,184,814     77,627,267       7,280,999
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ...................                --             --           --          8,220              --
   Distributions payable to shareholders .........                --             --           --         67,107           5,533
   Payable for investments purchased .............         1,951,824        143,263      130,127      6,211,472              --
   Payable for fund shares redeemed ..............                --             --           --             --              --
   Payable to GEIM ...............................            71,619          5,280        5,951         18,512           1,565
   Variation margin on futures ...................                --             --           --             --              --
   Payable to Custodian ..........................                --         54,455           --             --              --
--------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..........................         2,023,443        202,998      136,078      6,305,311           7,098
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................      $136,760,840     $9,618,918   $7,048,736    $71,321,956      $7,273,901
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in ...............................      $124,469,689    $10,000,000   $7,601,442    $72,099,811      $7,273,862
   Undistributed (overdistributed)
      net investment income ......................           249,448         20,499       13,606        354,409              --
   Accumulated net realized gain (loss) ..........         2,511,847        (66,659)  (1,450,439)      (650,088)             39
   Net unrealized appreciation/ (depreciation) on:
      Investments ................................         9,540,475       (335,789)     887,155       (484,317)             --
      Futures ....................................                --             --           --             --              --
      Written options ............................                --             --           --          2,141              --
      Foreign currency related transactions ......           (10,619)           867       (3,028)            --              --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS .......................................      $136,760,840    $ 9,618,918   $7,048,736    $71,321,956      $7,273,901
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding ($.001 par value) .............        11,442,623      1,000,000      749,004      7,195,989       7,273,863
Net asset value, offering and redemption
   price per share ...............................          $  11.95       $   9.62      $  9.41        $  9.91        $   1.00


*  Premium received for the Income Fund was $10,361.

-------------
See Notes to Financial Statements.


                                    50 & 51

STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1999 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  MID-CAP
                                                   U.S.             S&P 500         MID-CAP        VALUE            SMALL-CAP
                                                  EQUITY            INDEX           GROWTH        EQUITY          VALUE EQUITY
                                                  FUND              FUND            FUND           FUND*             FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
   Dividends ................................  $  817,843       $  152,661     $     50,169      $  32,879        $   36,265
   Interest .................................      57,601           29,082           38,117         12,377             7,293
   Less: Foreign taxes withheld .............      (2,023)            (242)            (632)            --                --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................     873,421          181,501           87,654         45,256            43,558
---------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......     266,305           17,718           40,427         15,044            32,691
      Trustees' fees ........................       2,887              517              332            101               216
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...........................     269,192           18,235           40,759         15,145            32,907
---------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................     604,229          163,266           46,895         30,111            10,651
---------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:
            Investments .....................   3,925,419           58,047         (314,505)      (114,318)         (983,227)
            Futures .........................     229,794          255,400           26,825             --                --
            Written Options .................          --               --               --             --                --
            Foreign currency related
               transactions .................      (1,201)              --               (5)            --                --
         INCREASE (DECREASE) IN UNREALIZED
            APPRECIATION/DEPRECIATION ON:
            Investments .....................  25,565,024        5,153,036        2,808,303        201,141           741,276
            Futures .........................     (39,432)         (13,200)          (2,100)            --                --
            Written options .................          --               --               --             --                --
            Foreign currency related
               transactions .................        (297)              --               --             --                --
---------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ........................  29,679,307        5,453,283        2,518,518         86,823          (241,951)
---------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ............. $30,283,536       $5,616,549      $ 2,565,413       $116,934         $(231,300)
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                INTERNATIONAL       EUROPE        EMERGING                          MONEY
                                                   EQUITY           EQUITY         MARKETS          INCOME         MARKET
                                                   FUND             FUND**          FUND             FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
   Dividends ................................ $    568,891       $   20,188     $    43,947     $     21,688    $       --
   Interest .................................       79,376           13,395           8,073        2,095,822       183,233
   Less: Foreign taxes withheld .............      (47,688)          (1,510)         (4,004)              --            --
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................      600,579           32,073          48,016        2,117,510       183,233
-----------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees ......      408,820           11,506          31,243          107,404         8,948
      Trustees' fees ........................        2,896               68             127            1,652           165
-----------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...........................      411,716           11,574          31,370          109,056         9,113
-----------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................      188,863           20,499          16,646        2,008,454       174,120
-----------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS
         REALIZED GAIN (LOSS) ON:
            Investments .....................    2,783,062          (27,178)     (1,196,129)         (27,672)           --
            Futures .........................           --               --              --               --            --
            Written Options .................           --               --              --           59,056            --
            Foreign currency related
               transactions .................     (127,972)         (39,481)        (21,972)              --            --
         INCREASE (DECREASE) IN UNREALIZED
            APPRECIATION/DEPRECIATION ON:
            Investments .....................   24,450,196         (335,789)      3,189,218       (2,129,326)           --
            Futures .........................           --               --              --               --            --
            Written options .................           --               --              --              910            --
            Foreign currency related
               transactions .................      (19,486)             867          (2,362)              --            --
-----------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
      on investments ........................   27,085,800         (401,581)      1,968,755       (2,097,032)           --
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............  $27,274,663        $(381,082)     $1,985,401      $   (88,578)     $174,120
-----------------------------------------------------------------------------------------------------------------------------

*     For the period December 31, 1998 (inception) through March 31, 1999.
**    For the period January 29, 1999 (inception) through March 31, 1999.

------------
See Notes to Financial Statements.


                                    52 & 53

STATEMENTS OF CHANGES IN NET ASSETS


---------------------------------------------------------------------------------------------------------------------------

                                                        U.S.                     S&P 500                  MID-CAP
                                                       EQUITY                    INDEX                    GROWTH
                                                       FUND                      FUND                     FUND
---------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS                SIX MONTHS                SIX MONTHS
                                                 ENDED       PERIOD        ENDED        PERIOD       ENDED       PERIOD
                                                3/31/99       ENDED       3/31/99        ENDED      3/31/99       ENDED
                                              (UNAUDITED)  9/30/98(a)   (UNAUDITED)   9/30/98(a)  (UNAUDITED)  9/30/98(a)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .................  $  604,229   $ 1,181,640   $  163,266    $ 266,931     $ 46,895    $ 64,857
     Net realized gain (loss) on investments,
       futures, and foreign currency related
       transactions ........................   4,154,012     2,418,734      313,447      (80,564)    (287,685)   (619,195)
     Net increase (decrease) in unrealized
       appreciation/depreciation ...........  25,525,295     1,291,003    5,139,836    1,189,514    2,806,203  (1,389,457)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .....................  30,283,536     4,891,377    5,616,549    1,375,881    2,565,413  (1,943,795)
---------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .................  (1,388,813)      (80,261)    (320,568)     (20,501)     (80,475)     (7,583)
     Net realized gains ....................  (2,679,706)           --           --           --           --         --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................  (4,068,519)      (80,261)    (320,568)     (20,501)     (80,475)     (7,583)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ..........  26,215,017     4,811,116    5,295,981    1,355,380    2,484,938  (1,951,378)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..........  20,847,899   112,863,469           --   18,862,804           --  15,291,488
     Value of distributions reinvested .....   4,068,514        80,261      320,574       20,501       80,477       7,583
     Cost of shares redeemed ...............  (4,621,578)   (3,202,333)          --      (52,260)          --    (139,195)
---------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ..  20,294,835   109,741,397      320,574   18,831,045       80,477  15,159,876
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .  46,509,852   114,552,513    5,616,555   20,186,425    2,565,415  13,208,498

NET ASSETS
   Beginning of period ..................... 114,552,513            --   20,186,425           --   13,208,498          --
---------------------------------------------------------------------------------------------------------------------------
   End of period ...........................$161,062,365  $114,552,513  $25,802,980  $20,186,425  $15,773,913 $13,208,498
---------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ........    $319,540    $1,104,124   $   89,339     $246,641    $  23,703 $    57,283
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription ...........   1,599,992    11,070,334           --    1,862,744           --   1,502,376
     Issued for distributions reinvested ...     349,529         7,974       26,105        2,045        8,427         773
     Shares redeemed .......................    (373,581)     (291,178)          --       (5,099)          --     (13,665)
---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ................   1,575,940    10,787,130       26,105    1,859,690        8,427   1,489,484
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                MID-CAP
                                                 VALUE                   SMALL-CAP              INTERNATIONAL         EUROPE
                                                EQUITY                 VALUE EQUITY                EQUITY             EQUITY
                                                 FUND                     FUND                     FUND               FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                PERIOD           SIX MONTHS               SIX MONTHS                  PERIOD
                                                 ENDED              ENDED      PERIOD        ENDED       PERIOD        ENDED
                                                3/31/99            3/31/99      ENDED       3/31/99       ENDED       3/31/99
                                            (UNAUDITED)(b)       (UNAUDITED) 9/30/98(c)   (UNAUDITED)  9/30/98(a) (UNAUDITED)(d)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .................      $30,111      $    10,651   $  23,457  $   188,863   $ 1,503,970 $    20,499
     Net realized gain (loss) on investments,
       futures, and foreign currency related
       transactions ........................     (114,318)        (983,227)   (207,232)   2,655,090      3,833,256     (66,659)
     Net increase (decrease) in unrealized
       appreciation/depreciation ...........      201,141          741,276    (759,869)  24,430,710    (14,900,854)   (334,922)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .....................      116,934         (231,300)   (943,644)  27,274,663     (9,563,628)   (381,082)
--------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .................           --          (33,674)         --   (1,386,768)       (21,580)         --
     Net realized gains ....................           --               --          --   (4,011,536)            --          --
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................           --          (33,674)         --   (5,398,304)       (21,580)         --
--------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ..........      116,934         (264,974)   (943,644)  21,876,359     (9,585,208)   (381,082)
--------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..........   10,000,010       10,100,000  10,000,110           --    126,319,228  10,000,000
     Value of distributions reinvested .....           --           33,670          --    5,398,360         21,580          --
     Cost of shares redeemed ...............           --      (10,119,560)         --   (4,927,676)    (2,341,803)         --
--------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ..   10,000,010           14,110  10,000,110      470,684    123,999,005  10,000,000
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .   10,116,944         (250,864)  9,056,466   22,347,043    114,413,797   9,618,918

NET ASSETS
   Beginning of period .....................           --        9,056,466          --  114,413,797             --          --
-------------------------------------------------------------------------------------------------------------------------------
   End of period ...........................  $10,116,944       $8,805,602  $9,056,466 $136,760,840   $114,413,797  $9,618,918
-------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ........      $30,111    $         434     $23,457 $    249,448   $  1,447,353 $    20,499$
-------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription ...........    1,000,001        1,013,039   1,016,007           --     11,565,378   1,000,000
     Issued for distributions reinvested ...           --            3,609          --      489,869          2,109          --
     Shares redeemed .......................           --       (1,015,001)         --     (425,389)      (189,344)         --
-------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ................    1,000,001            1,647   1,016,007       64,480     11,378,143   1,000,000
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                       EMERGING                                         MONEY
                                                        MARKETS                  INCOME                 MARKET
                                                         FUND                     FUND                  FUND
------------------------------------------------------------------------------------------------------------------------
                                                SIX MONTHS              SIX MONTHS               SIX MONTHS
                                                   ENDED     PERIOD        ENDED       PERIOD       ENDED      PERIOD
                                                  3/31/99     ENDED       3/31/99       ENDED      3/31/99      ENDED
                                                (UNAUDITED)9/30/98(a)   (UNAUDITED)  9/30/98(e)  (UNAUDITED) 9/30/98(f)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .................  $    16,646 $   47,014  $  2,008,454  $ 3,197,364 $   174,120  $  492,085
     Net realized gain (loss) on investments,
       futures, and foreign currency related
       transactions ........................   (1,218,101)   (244,962)      31,384      916,815          --          39
     Net increase (decrease) in unrealized
       appreciation/depreciation ...........    3,186,856  (2,302,729)  (2,128,416)   1,646,240          --          --
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)
       from operations .....................    1,985,401  (2,500,677)     (88,578)   5,760,419     174,120     492,124
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income .................      (15,069)    (22,361)  (2,020,084)  (3,199,802)   (174,120)   (492,085)
     Net realized gains ....................           --          --   (1,229,810)          --          --          --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .....................      (15,069)    (22,361)  (3,249,894)  (3,199,802)   (174,120)   (492,085)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
     operations and distributions ..........    1,970,332  (2,523,038)  (3,338,472)   2,560,617          --          39
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ..........           --   7,584,622           --   67,027,457          --  32,721,555
     Value of distributions reinvested .....       15,068      22,361    3,216,292    3,182,314     171,675     488,997
     Cost of shares redeemed ...............           --     (20,609)          --   (1,326,252)         -- (26,108,365)
------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions ..       15,068   7,586,374    3,216,292   68,883,519     171,675   7,102,187
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .    1,985,400   5,063,336     (122,180)  71,444,136     171,675   7,102,226

NET ASSETS
   Beginning of period .....................    5,063,336          --   71,444,136           --   7,102,226         --
------------------------------------------------------------------------------------------------------------------------
   End of period ...........................   $7,048,736 $ 5,063,336  $71,321,956  $71,444,136  $7,273,901  $7,102,226
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (OVERDISTRIBUTED) NET
   INVESTMENT INCOME, END OF PERIOD ........       13,606 $    12,029 $    354,409    $ 366,039$          -- $      --
------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES:
     Shares sold by subscription ...........           --     746,750           --    6,692,568          --  32,721,555
     Issued for distributions reinvested ...        1,957       2,224      318,773      313,760     171,676     488,997
     Shares redeemed .......................           --      (1,927)          --     (129,112)         -- (26,108,365)
------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares ................        1,957     747,047      318,773    6,877,216     171,676   7,102,187
------------------------------------------------------------------------------------------------------------------------

(a) For the period November 25, 1997 (inception) through September 30, 1998.
(b) For the period December 31, 1998 (inception) through March 31, 1999.
(c) For the period August 3, 1998 (inception) through September 30, 1998.
(d) For the period January 29, 1999 (inception) through March 31, 1999.
(e) For the period November 21, 1997 (inception) through September 30, 1998.
(f) For the period December 2, 1997 (inception) through September 30, 1998.

-----------
See Notes to Financial Statements.

                                    54 & 55

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It is currently comprised of thirteen investment funds (each a "Fund" and collectively the "Funds") only ten of which have commenced operations. The 10 active funds are, as follows: U.S. Equity Fund, S&P 500 Index Fund, Mid-Cap Growth Fund, Mid-Cap Value Equity Fund, Small-CapValue Equity Fund, International Equity Fund, Europe Equity Fund, Emerging Markets Fund, Income Fund and Money Market Fund. The Funds (except Money Market Fund) are presently authorized to issue two classes of shares -- the Investment Class and the Service Class. However, as of March 31, 1999, only the Investment Class has investors. The Trust expects that most of the time each fund will have relatively few shareholders, (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund (the minimum initial investment in each fund is generally $35 million).

The commencement dates of the Funds were as follows: U.S. Equity Fund, S&P 500 Index Fund, Mid-Cap Growth Fund, International Equity Fund, Emerging Markets Fund - November 25, 1997; Mid-Cap Value Equity Fund -December 31, 1998; Small-Cap Value Equity Fund -August 3, 1998; Europe Equity Fund - January 29, 1999; Income Fund - November 21, 1997; and Money Market Fund - December 2, 1997.

These  financial  statements  only  represent the  activities of the  Investment
Class.


2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Trust:


SECURITY VALUATION AND TRANSACTIONS
Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification cost for both financial statement and federal tax purposes.


FOREIGN CURRENCY
Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


sales of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.


INCOME TAXES
The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income and realized gains to their shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds incurred and elected to defer losses at October 31, 1997 as follows:


                                     CURRENCY         CAPITAL
                                  -----------     -----------

S&P 500 Index Fund                   $     --       $  90,864
Mid-Cap Growth Fund                        19         616,491
Small-Cap Value Equity Fund                --         207,232
International Equity  Fund             33,974              --
Emerging Markets Fund                  10,665         188,237


INVESTMENT INCOME
Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted or amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES
The  Funds  pay  a  "unitary  fee"   equivalent  to  the  Funds'   advisory  and
administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees.


DISTRIBUTIONS TO SHAREHOLDERS
The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
The Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover"

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FOREIGN SECURITIES
All Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws, including withholding taxes; lack of uniform accounting, auditing and financial reporting standards; and increase uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets. Additionally, investments in developing or emerging markets involve increased uncertainty about adverse political and economic developments as described above. The ability to hedge currency risk in these markets may be limited, and therefore, investments in these markets may be exposed to currency devaluation.


FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. No Funds may utilize forward currency contracts for speculative purposes.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.


FINANCIAL FUTURES CONTRACTS AND OPTIONS
Each Fund, other than the Money Market Fund, may invest in financial futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management, (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options" and "Put Options" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sale of a security as a result of exercising a written option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.


SECURITY LENDING
The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIM to be creditworthy, up to a maximum of 30% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. The Funds will receive any gain or loss in the market value of their loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.


3.   FEES AND COMPENSATION PAID TO AFFILIATES


ADVISORY AND ADMINISTRATION FEES
GE Investment Management Incorporated ("GEIM"), a registered investment adviser, was retained by the Trust's Board of Trustees effective September 10, 1997 to act as investment adviser and administrator of the Funds.

Compensation of GEIM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services, is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                            BASED ON AVERAGE DAILY NET ASSETS

                           AVERAGE DAILY       ADVISORY AND
                        NET ASSETS OF FUND  ADMINISTRATION FEES
--------------------------------------------------------------------------------
U.S. Equity Fund         First $25 million          .55%
Mid-Cap                  Next $25 million           .45%
   Growth Fund           Over $50 million           .35%
S&P 500
   Index Fund            All assets                 .15%
Mid-Cap Value            First $25 million          .65%
   Equity Fund           Next $25 million           .60%
                         Over $50 million           .55%
Small-Cap Value          First $25 million          .70%
   Equity Fund           Next $25 million           .65%
                         Over $50 million           .60%
International Equity     First $25 million          .75%
   Fund                  Next $50 million           .65%
Europe Equity Fund       Over $75 million           .55%
Emerging Markets         First $50 million         1.05%
   Fund                  Over $50 million           .95%
Income Fund              First $25 million          .35%
                         Next $25 million           .30%
                         Next $50 million           .25%
                         Over $100 million          .20%
Money Market             First $25 million          .25%
   Fund                  Next $25 million           .20%
                         Next $50 million           .15%
                         Over $100 million          .10%

* FROM TIME TO TIME, GEIM MAY WAIVE OR REIMBURSE ADVISORY OR
  ADMINISTRATIVE FEES PAID BY A FUND.

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEE COMPENSATION
The Funds pay no compensation to their Trustees who are officers or employees of GEIM or its affiliates. Trustees who are not such officers or employees receive an annual fee of $5,000 and an additional fee of $500 per Trustees' meeting attended in person. These fees are allocated proportionally among the Funds based upon the relative net assets of each fund.


4.   SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEIM, effective November 25, 1997, State Street Global Advisors, ("SSgA"), a division of State Street Bank and Trust Company, became the sub-adviser to the S&P 500 Index Fund.

Pursuant to an investment sub-advisory agreement with GEIM, effective June 29, 1998, Palisade Capital Management, LLC ("Palisade") became the sub-adviser to the Small-Cap Value Equity Fund. The Small-Cap Value Equity Fund is managed by an investment advisory committee composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman and Richard Meisenberg.

Pursuant to an investment sub-advisory agreement with GEIM, effective December 30, 1998, NWQ Investment Management Company ("NWQ") became the sub-adviser to the Mid-Cap Value Equity Fund.

SSgA, Mr. Feiler and NWQ are responsible for the day-to-day portfolio management of the assets of the S&P 500 Index Fund, the Small-Cap Value Equity Fund and the Mid-Cap Value Equity Fund, respectively, including the responsibility for making decisions and placing orders to buy, sell or hold a particular security, under the general supervision of GEIM and the Board.

For their services, GEIM pays SSgA, Palisade and NWQ monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective funds. The following annual rates apply for each of the fund's average daily net assets:

                   S&P 500       SMALL-CAP            MID-CAP
                  INDEX FUND  VALUE EQUITY FUND  VALUE EQUITY FUND
--------------------------------------------------------------------------------

First $25 million       .05%           .35%             .45%
Next $25 million        .05%           .35%             .45%
Next $25 million        .05%           .35%             .375%
Next $25 million        .05%           .35%             .375%
Next $75 million        .04%           .35%             .375%
Next $25 million        .04%           .35%             .375%
Next $100 million       .04%           .325%            .375%
Amounts in excess
of $300 million         .03%           .30%             .375%
--------------------------------------------------------------------------------

5.   AGGREGATE UNREALIZED
     APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 1999, were as follows:

                                                      NET
                        GROSS         GROSS       UNREALIZED
                     UNREALIZED    UNREALIZED    APPRECIATION/
                    APPRECIATION  DEPRECIATION  (DEPRECIATION)
--------------------------------------------------------------------------------
U.S. Equity Fund    $30,329,711     $3,507,422    $26,822,289

S&P 500
   Index Fund         7,216,206        863,356      6,352,850

Mid-Cap
   Growth Fund        2,455,685      1,038,339      1,417,346

Mid-Cap Value
   Equity Fund          888,455        687,314        201,141

Small-Cap Value
   Equity Fund         406,258         424,851        (18,593)

International
   Equity Fund       17,270,468      7,729,993      9,540,475

Europe Equity
   Fund                 422,765        758,554       (335,789)

Emerging Markets
   Fund               1,472,421        585,266        887,155

Income Fund             227,107        711,424       (484,317)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 1999.


6.   OPTIONS

During the period ended March 31, 1999, the following option contracts were written:

                                             INCOME FUND
                         ---------------------------------------------
                                       NUMBER
                                    OF CONTRACTS      PREMIUM
--------------------------------------------------------------------------------
Balance as of September 30, 1998       3,965         $15,806

Written                               17,538          66,702

Closed and Expired                   (14,710)        (59,056)

Exercised                             (3,195)        (13,091)
--------------------------------------------------------------------------------
Balance as of March 31, 1999           3,598         $10,361
--------------------------------------------------------------------------------

                        NOTES TO FINANCIAL STATEMENTS MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the period ended March 31, 1999, were as follows:


                               PURCHASES            SALES
--------------------------------------------------------------------------------
U.S. Equity Fund            $ 54,351,690     $  36,982,333

S&P 500 Index Fund               382,729           371,441

Mid-Cap Growth Fund            6,327,072         5,904,808

Mid-Cap Value
   Equity Fund                10,300,144           466,419

Small-Cap Value
   Equity Fund                10,909,097        10,623,352

International Equity
   Fund                      34,852,865         40,190,999

Europe Equity Fund            11,058,818         1,198,918

Emerging Markets Fund          3,218,355         2,984,220

Income Fund                   15,455,799         6,678,747

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the period ended March 31, 1999, were as follows:


                               PURCHASES            SALES
--------------------------------------------------------------------------------
Income Fund                 $ 72,250,078     $  79,943,547

8. BENEFICIAL INTEREST
The number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders are at March 31, 1999 are:

                                     5% OR GREATER SHAREHOLDERS
                                   ------------------------------
                                                       % OF
                                       NUMBER        FUND HELD
--------------------------------------------------------------------------------
U.S. Equity  Fund                          3              92%*

S&P 500 Index Fund                         1              93%*

Mid-Cap Growth Fund                        2              94%*

Mid-Cap Value Equity Fund                  1             100%

Small-Cap Value Equity Fund                1             100%

International Equity Fund                  4              95%*

Europe Equity Fund                         1             100%

Emerging Markets Fund                      2              94%*

Income Fund                                3              94%*

Money Market Fund                          4             100%*

At March 31, 1999, indirect wholly-owned subsidiaries of General Electric Company held the following percentage of shares outstanding of the Funds:

                                                       % OF
                                                    FUND HELD
--------------------------------------------------------------------------------
Mid-Cap Value       Union Fidelity Life
  Equity Fund         Insurance Company                  100%

Small-Cap Value     General Electric Capital
  Equity Fund         Assurance Company                  100%

Europe Equity       First Colony Life
  Fund                Insurance Company                  100%

* At March 31, 1999, retirement plans of certain affiliates of General Electric Company held the indicated percentage of shares outstanding of the Funds except for the U.S. Equity Fund and the International Equity Fund, where affiliates held 79% and 28%, respectively.


Investment activities of these shareholders could have a material impact on these funds.

                                         GE INSTITUTIONAL FUNDS' INVESTMENT TEAM
--------------------------------------------------------------------------------

  PORTFOLIO MANAGERS
  U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  S&P 500 INDEX FUND
  James B. May
    State Street Global Advisors

  MID-CAP GROWTH FUND
  Ralph E. Whitman, Jr.

  MID-CAP VALUE EQUITY FUND
  Jon D. Bosse
    NWQ Investment Management Company

  SMALL-CAP VALUE FUND
  Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
     Palisade Capital Management, L.L.C.

  INTERNATIONAL EQUITY FUND
  EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  EUROPE EQUITY FUND
  Michael J. Solecki

  INCOME FUND
  MONEY MARKET FUND
  Team led by
    Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Investment Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Jeffrey A. Groh

  ASSISTANT TREASURERS
  Michael M. D'Ambrosio
  Michael J. Tansley

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Sutherland, Asbill & Brennan, L.L.P

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

OFFICERS OF THE INVESTMENT ADVISER
JOHN H. MYERS, CHAIRMAN OF THE BOARD AND PRESIDENT
EUGENE K. BOLTON, EVP, DOMESTIC EQUITIES
MICHAEL J. COSGROVE, EVP, MUTUAL FUNDS
JEFFREY A. GROH, EVP, CHIEF INVESTMENT OFFICER
RALPH R. LAYMAN, EVP, INTERNATIONAL EQUITIES
ALAN M. LEWIS, EVP, GENERAL COUNSEL AND SECRETARY
ROBERT A. MACDOUGALL, EVP, FIXED INCOME
GEOFFREY R. NORMAN, EVP, INSTITUTIONAL MARKETING
DON W. TOREY, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

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
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
INVESTMENT ADVISER
GE INVESTMENT MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

                                                                          904179